Vernon L. Hopkinson (3656)
Daniel J. Torkelson (4426)
COHNE, RAPPAPORT & SEGAL, P.C.
525 East 100 South, Suite 500
Salt Lake City, Utah 84102
Telephone:  (801) 532-2666
General Counsel for the Trustee

Martin J. Bienenstock
WEIL GOTSHAL & MANGES, L.L.P.
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Special Plan Counsel for the Trustee


                     IN THE UNITED STATES BANKRUPTCY COURT

                  FOR THE DISTRICT OF UTAH, CENTRAL DIVISION

===============================================================================
In re:                                 )
            Bankruptcy No. 91A-27701   )
BONNEVILLE PACIFIC CORPORATION,        )              (Chapter 11)
                                       )
                  Debtor.              )        (Honorable John H. Allen)
                                       )
===============================================================================
                  TRUSTEE'S CHAPTER 11 PLAN FOR THE ESTATE OF
                        BONNEVILLE PACIFIC CORPORATION
                             DATED APRIL 22, 1998

      Roger G. Segal, the duly appointed, qualified and acting Chapter 11 Trustee for the Estate of Bonneville Pacific Corporation, proposes the following Plan pursuant to 11 U.S.C. Section 1106(a)(5) and other provisions of the Bankruptcy Code:

                                   ARTICLE I
                                  DEFINITIONS

      Unless the context otherwise requires, the following terms shall have the following meanings when used in initially capitalized form in this Plan. Such meanings shall be equally applicable to both the singular and plural forms of such terms. Any term used in this Plan that is not defined herein, but that is used in the Bankruptcy Code, shall have the meaning ascribed to such term in the Bankruptcy Code. Additionally, the rules of construction contained in ss. 102 of the Bankruptcy Code apply to the construction of this Plan.

      1.1 "Administrative Claim" means any Claim payable in the ordinary course of the Estate's business (including post-petition taxes) or any Claim Allowed by the Bankruptcy Court for the payment of any administrative cost or expense specified in ss. 503(b) of the Bankruptcy Code that is entitled to a priority in payment under ss. 507(a)(1) of the Bankruptcy Code. Such Claim shall also include any fees and costs allowed by the Bankruptcy Court, after notice and hearing, for post-petition services provided by the Indenture Trustee for services related to the Debtor.

      1.2 "Affiliate" means, with respect to the Debtor, an affiliate of the Debtor as the term "Affiliate" is defined in ss. 101(2) of the Bankruptcy Code.

      1.3 "Aggregate Claims Amount" means, with respect to any Class or Classes of Claims, the total amount (including Estimated Amounts for distribution purposes of any Contingent, Disputed or unliquidated Claims) of Claims, including Disputed Claims (but excluding Disallowed Claims), in such Class or Classes.


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Chapter 11 Plan for Bonneville Pacific Corporation                      Page 2
Dated as of April 22, 1998

      1.4 "Allowed" or "Allowed Amount" means the dollar amount of an Allowed Claim as calculated pursuant to this Plan; provided, however, that 1) the Allowed Amount of a Claim shall not exceed the Estimated Amount of such Claim for distribution purposes as determined by the Bankruptcy Court or, where required, the District Court, pursuant to an Estimation Order and 2) the Allowed Amount (i.e., the method for the calculation of the amount of any Allowed Claim) of any Claim in any particular Class means the amount calculated in accord with the methodology set forth in Article IV of this Plan for that particular Class of Claims.

      1.5 "Allowed Claim" means a Claim against the Debtor or the Estate allowable under ss. 502 of the Bankruptcy Code but only to the extent that: 1) such Claim is listed on the Schedules as last amended prior to the Confirmation Hearing as liquidated in amount and not disputed or contingent and the Trustee has not otherwise determined that such Claim has been paid or otherwise resolved; 2) such Claim appears as an undisputed Claim on Exhibit "A", "B", "C", "D", "E (Column 2)", "F (Column 2)", "G", "H" or "I (Column 3)" attached hereto;
3) such Claim is allowed by a Final Order; or 4) such Claim is otherwise expressly provided for in this Plan.

      1.6 "Appointment Date" means June 12, 1992, the date the Trustee was appointed for the Estate of the Debtor.

      1.7 "Bank Debt" means a prepetition debt or other obligation of the Debtor arising from money borrowed by the Debtor (or a guarantee by the Debtor for money borrowed by an Affiliate) from a bank or other financial institution or Person.


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Chapter 11 Plan for Bonneville Pacific Corporation                      Page 3
Dated as of April 22, 1998

      1.8 "Bank Debt Claim" means a prepetition Claim arising under the Bank Debt. A list of such Bank Debt Claimants and the Allowed Amount owed to each such Claimant is attached hereto and incorporated herein as Exhibit "B".

      1.9 "Bankruptcy Code" means the former, present, and future provisions of Title 11 of the United States Code, to the extent applicable to the Debtor's Chapter 11 case.

      1.10 "Bankruptcy Court" means either the United States Bankruptcy Court for the District of Utah, Central Division, having jurisdiction over the Reorganization Case or, to the extent the reference is withdrawn, the District Court sitting as a court of bankruptcy.

      1.11 "Bankruptcy Rules" means, collectively, the Rules and Forms of Practice and Procedure in Bankruptcy promulgated under 28 U.S.C. ss. 2075, as amended, and the local rules of the Bankruptcy Court, as applicable to Chapter 11 cases, together with all amendments and modifications to the extent applicable to the Debtor's Chapter 11 case.

      1.12 "Business Day" means any day, other than a Saturday, Sunday or "legal holiday", as that term is defined in Bankruptcy Rule 9006(a).

     1.13 "Cash" means lawful currency of the United States of America and its equivalents.

     1.14 "Cigna Claim" means the Allowed ten million dollar ($10,000,000.00) Claim which arose by reason of the Trustee's settlement agreement dated December 20, 1993 with Cigna, which settlement was approved by the Bankruptcy Court on February 1, 1994. The Cigna Claim has been assigned to and is owned by a joint venture consisting of Wellhead Electric Company, Inc. and Frank A. Klepetko.

------------------------------------------------------------------------------

Chapter 11 Plan for Bonneville Pacific Corporation                      Page 4
Dated as of April 22, 1998

      1.15 "Claim" means a) a right of payment from the Debtor or the Estate, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, unsecured, known or unknown; b) a right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor or the Estate, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

     1.16 "Claimant(s)" means a holder of a Claim against the Debtor or the Estate.

     1.17 "Class" means a category of holders of Claims or Interests as classified in Article II of this Plan.

     1.18 "Confirmation" or "Confirmation of this Plan" means the issuance of the Confirmation Order.

     1.19 "Confirmation Date" means the date on which the Confirmation Order is entered on the docket of the Debtor's Chapter 11 case.

     1.20 "Confirmation Hearing" means the hearing(s) which will be held before the Bankruptcy Court in which the Trustee will seek Confirmation of this Plan.

     1.21  "Confirmation   Order"  means  the  order  of  the  Bankruptcy  Court
confirming this Plan pursuant to ss. 1129 of the Bankruptcy Code, including any amendments or supplements thereto.

     1.22 "Contingent" means, when used with respect to a Claim, a Claim which is dependent upon a future event that has not occurred and may never occur.


------------------------------------------------------------------------------

Chapter 11 Plan for Bonneville Pacific Corporation                      Page 5
Dated as of April 22, 1998

     1.23 "Debenture" or "Debentures" means the Debtor's 7 3/4% Convertible Subordinated Debentures Due 2009.

     1.24 "Debenture Claim(s)" means the Claim of an owner of a Debenture on the Distribution Date, which Claim will be paid by the Trustee's distribution to the Indenture Trustee as set forth in this Plan. Debenture Claim does not include a Prepetition Selling Debenture Claim or a Post-petition Selling Debenture Claim.

     1.25 "Debtor" means Bonneville Pacific Corporation, a Delaware corporation.


     1.26 "Debtor Action Recoveries" means the rights of the Estate or the Reorganized Debtor to any and all proceeds or other relief from: a) any award, judgment, or relief, or any sanction, waiver, or denial (including disgorgement) of fees and expenses, or other determination rendered or made as to any Debtor Action and payable to the Estate (or the Reorganized Debtor) or b) any compromise or settlement of any Debtor Action.

     1.27 "Debtor Actions" means objections to Claims under the appropriate provisions of the Bankruptcy Code and applicable law incorporated therein and any and all other claims, causes of action, demands, and enforceable rights of the Trustee, the Debtor or the Estate against any Person, including, but not limited to, Claims of the Trustee, the Debtor or the Estate: a) for recovery or avoidance, as the case may be, of 1) obligations, transfers of property or interests in property, offsets, debt forgiveness, Cash, and other types or kinds of property or interests in property (or the value thereof), recoverable or avoidable pursuant to ss.ss. 542, 543, 544, 545, 547, 548, 549, 550 and 553 of
the Bankruptcy Code, 2) damages, general or exemplary (or both), or other relief, relating to

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 6
Dated as of April 22, 1998

(or based upon) A) indebtedness owing to the Debtor or the Estate, B) fraud, negligence, gross negligence, willful misconduct, or any other tort actions, C) breaches of contract, D) violations of federal or state securities laws, E) violations of applicable corporate laws, F) breaches of fiduciary or agency duties, G) aiding and abetting the breach of fiduciary duties, and H) causes of action based on disregard of the corporate form or piercing the corporate veil or other liability theories, and 3) damages or other relief based upon any other claim, cause of action, or demand, whether known or unknown, whether matured or unmatured, to the extent not specifically compromised or released pursuant to this Plan or an agreement referred to, or incorporated into, this Plan; and b) for subordination under ss.ss. 509 and 510 of the Bankruptcy Code or under other applicable laws. Debtor Actions include, but are not limited to, those actions, claims, causes of action and other matters (as defined above) regardless of whether such actions, claims or causes of action and other matters were being pursued (had litigation initiated) at the Effective Date. Debtor Actions also means any and all rights of the Debtor, the Estate or the Trustee which were granted by various Persons in or which arise pursuant to settlement agreements which were approved by the Bankruptcy Court, such settlements having resolved litigation (or threatened litigation) initiated by the Trustee on behalf of the Estate, including but not limited to settlements reached in that certain litigation entitled Segal v. Portland General, et al., United States District Court for the District of Utah, Case No. 92C-364J, and severed cases related thereto.

     1.28 "Deeply  Subordinated  Claim" means those Claims which arose by reason
of  the  Trustee's   negotiated   settlements  with  certain  creditors,   which
settlements have been approved by the

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Chapter 11 Plan for Bonneville Pacific Corporation                      Page 7
Dated as of April 22, 1998

Bankruptcy Court; such Allowed Deeply Subordinated Claims total $8,945,000.00 and a list of each such Claimant and the Allowed Amount owed to each such Claimant is set forth on Exhibit "G" which is attached hereto and incorporated herein.

     1.29 "Disallowed Claim" means any Claim (or any portion thereof) which has been disallowed by a Final Order or by the Confirmation Order.

     1.30 "Disbursing Agent" means the Reorganized Debtor or any Person (including the Indenture Trustee) selected by the Trustee pursuant to this Plan to hold and distribute the consideration to be distributed to the Claimants holding Allowed Claims under this Plan.

     1.31 "Disclosure Statement" means the Disclosure Statement under ss. 1125 of the Bankruptcy Code for Solicitation of Acceptances of the Plan of Reorganization of Bonneville Pacific Corporation, dated as of April 22, 1998, including all annexes, exhibits and schedules attached thereto or referenced therein (and the exhibits, if any, to any such annexes, exhibits and schedules), prepared by the Trustee pursuant to ss. 1125 of the Bankruptcy Code and approved by the Bankruptcy Court, as such Disclosure Statement may be further amended or modified from time to time.

     1.32 "Discretionary Notes" means the two (2) promissory notes (in the form set forth in Exhibit "I" attached hereto) in the equal amount of up to $1,612,500.00 each (for a total of up to $3,250,000.00) which may be issued, at the discretion of the Trustee, by the Reorganized Debtor and payable to Halcyon and CoMac Partners L.P., as more fully described in Article 4.4 of this Plan.

     1.33 "Disputed Claim" means any Claim against the Debtor or the Estate: a) that is listed in the Schedules as disputed, contingent or unliquidated; b) that is listed in the Schedules as

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 8
Dated as of April 22, 1998
undisputed, liquidated and not contingent and as to which a Proof of Claim or Proof of Interest has been filed with the Bankruptcy Court, to the extent that such Proof of Claim or Proof of Interest exceeds the amount for such Claims or Interests set forth in such Schedules; c) that is not listed in the Schedules, but as to which a Proof of Claim or Proof of Interest has been filed with the Bankruptcy Court (except as otherwise expressly Allowed in this Plan); d) that is not listed as an Allowed Claim in Exhibits "A", "B", "C", "D", "E (Column
2)", "F (Column 2)", "G", "H" or "I (Column 3)" which are attached hereto and incorporated herein or otherwise treated as an Allowed Claim in this Plan; e) as to which an objection has been filed and not yet adjudicated by a Final Order; or f) that portion of any filed Proof of Claim seeking a Claim amount in excess of the Allowed Amount of such Claim as set forth in Exhibits "D", "E (Column
2)", "F (Column 2)", "H" and "I (Column 3)". If there is a dispute as to the classification of a Claim, such Claim shall be considered a Disputed Claim in its entirety for the purposes of this Plan.

      1.34 "Distribution Date", when used with respect to each Allowed Claim, means, unless otherwise provided for in the Plan or as may be ordered by the Bankruptcy Court, a date to make a distribution as soon as practicable (as determined by the Trustee) after the later of: a) the Effective Date, or b) the first Business Day of the calendar quarter commencing after the date upon which the Claim becomes an Allowed Claim, unless the Claim becomes an Allowed Claim within fifteen (15) days before the first Business Day of the next calendar quarter, in which event the Distribution Date shall be the first Business Day of the next succeeding calendar quarter. Notwithstanding the foregoing, distributions to be made by the Indenture Trustee as provided in this Plan for Class 4

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Chapter 11 Plan for Bonneville Pacific Corporation                      Page 9
Dated as of April 22, 1998
herein shall be made by the Indenture Trustee as soon as practicable after the Distribution Date.

     1.35 "District Court" means the United States District Court for the District of Utah, Central Division, or the Bankruptcy Court unit thereof empowered to exercise subject matter jurisdiction over the matter in question.

     1.36 "Effective Date" means, and shall occur on, the first Business Day following the day in which the Trustee files with the Bankruptcy Court a declaration signed by him that each condition precedent (Article IX of this Plan) to the Effective Date of this Plan is satisfied.

     1.37 "Estate" means the estate created by ss. 541 of the Bankruptcy Code upon the commencement of the Debtor's Reorganization Case under Chapter 11 of the Bankruptcy Code and shall include all assets or property, real or personal, tangible or intangible, of any kind whatsoever acquired on or after the Petition Date, as it exists on the Effective Date.

     1.38 "Estimated Amount(s)" means, except as otherwise expressly provided in this Plan regarding Classes 5, 6, 7 and 9, the amount at which the Bankruptcy Court or, where required by applicable law, the District Court, estimates any Claim or Interest (or Class of Claims or Interests) under ss. 502(c) of the Bankruptcy Code which is (or are) contingent, unliquidated or disputed, for the purpose of: a) allowance and distribution under this Plan; b) assisting the Bankruptcy Court in making the findings required for confirmation of this Plan pursuant to ss.ss. 1129(a)(7)(A)(ii) and (a)(11) and, if necessary, ss.ss. 1129(b)(1) and (2) of the Bankruptcy Code; or c) temporarily allowing a Disputed Claim solely for the purpose of accepting or rejecting this Plan pursuant to Bankruptcy Rule 3018(a).

------------------------------------------------------------------------------

Chapter 11 Plan for Bonneville Pacific Corporation                     Page 10
Dated as of April 22, 1998

      1.39 "Estimation Order" means an order of the Bankruptcy Court or the District Court that determines the Estimated Amount of any Claim or Interest (or Class of Claims or Interests).

      1.40 "Existing Common Stock" means the shares of the common stock of Bonneville Pacific Corporation issued on or prior to the Petition Date, including (i) all shares of such common stock outstanding on the Effective Date, including shares held by the Trustee, and (ii) all shares held by the Debtor or the Estate as treasury stock on the Effective Date.

     1.41 "Existing Securities" means the Existing Common Stock and the Debentures.

     1.42 "Final Order" means an order or judgment of a court, the implementation or operation or effect of which is not stayed and as to which order or judgment (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing or writ of certiorari has expired and as to which no appeal or petition for review or hearing or certiorari has been taken or is pending; provided, however, that (i) pursuant to Article 6.6 of this Plan, any order or judgment allowing, disallowing or estimating a Claim which is not a Final Order as of the Effective Date solely because of a Person's right to move for reconsideration of such order or judgment pursuant to ss.ss. 502(e)(2) and/or 502(j) of the Bankruptcy Code and Bankruptcy Rule 3008 shall nevertheless be deemed a Final Order on the Effective Date and (ii) the availability of relief not time barred after the ten (10) day period set forth in Rules 59 and 60 of the Federal Rules of Civil Procedure made applicable by Rules 9023 and 9024 of the Federal Rules of Bankruptcy Procedure shall not preclude an order from being a Final Order.


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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 11
Dated as of April 22, 1998

      1.43 "Governmental Unit(s)" means a government unit as that term is defined in ss. 101(27) of the Bankruptcy Code.

      1.44 "Halcyon" collectively means Halcyon/Alan B. Slifka Management Company L.L.C., Halcyon Offshore Management Company L.L.C or their affiliates.

      1.45 "Indenture" means the indenture dated as of August 15, 1989 between the Debtor and the Indenture Trustee relating to the Debentures.

      1.46 "Indenture Trustee" means Norwest Bank Minnesota, N.A., or its successor-in-interest, as trustee under the Indenture, or its duly authorized agents.

      1.47 "Interest", except when used to reflect the time value of money, means any equity interest in the Debtor or the Estate represented by the Existing Common Stock, and shall not include the Cigna Claim or any ss. 510(b) Equity Claim.

      1.48 "Interestholder(s)" means the holder of an Interest in the Debtor or the Estate on the Effective Date.

      1.49 "IRC" means the Internal Revenue Code of 1986, as amended, and as set forth in Title 26 of the United States Code, to the extent it is applicable to the Reorganization Case or the Estate's tax liabilities.

     1.50 "IRS" means the Internal Revenue Service of the United States of America.

     1.51 "Late Claim(s)" means any Claim of any kind not timely filed with the Bankruptcy Court, including but not limited to those Claims not timely filed in accordance with the Bankruptcy Court's "Order Establishing a Supplementary Claim Bar Date" dated September 10, 1996 and

------------------------------------------------------------------------------

Chapter 11 Plan for Bonneville Pacific Corporation                     Page 12
Dated as of April 22, 1998
entered on September 11, 1996, except such Claim(s) as to which the Bankruptcy Court has entered a Final Order prior to the commencement of the Confirmation Hearing permitting such tardily filed Claim to be deemed to be timely filed.

      1.52 "Lien" means, with respect to any asset or property of the Debtor or the Estate, any mortgage, lien, pledge, charge, security interest, encumbrance, or other security device of any kind affecting such asset or property.

      1.53 "Limited Partner Claims" means the prepetition Claim of any Person in any way arising from or relating to a limited partnership (including but not limited to the Magic Valley Hydroelectric Partners, Ltd. 1984) in which the Debtor was a general partner. A list of each such Claimant and the compromised Allowed Amount of the Allowed Claim designated for each such Claimant (except to the extent the Claim is listed as disputed) is set forth in Column 2 of Exhibit "F" which is attached hereto and incorporated herein.

      1.54 "Other Priority Claim" means any prepetition Claim (other than an Administrative Claim or a Priority Tax Claim) to the extent such Claim is entitled to a priority in payment under ss. 507(a) of the Bankruptcy Code and to the extent the Claim has not been previously paid by the Estate; a list of each such Claimant and the Allowed Amount owed to each such Claimant is set forth on Exhibit "A" which is attached hereto and incorporated herein.

      1.55 "Person(s)" means any individual, firm, corporation, association, partnership, joint venture, trust, limited liability company or partnership, or other entity.


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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 13
Dated as of April 22, 1998

      1.56 "Petition Date" means December 5, 1991, the date on which the petition for relief in the Reorganization Case was filed by the Debtor with the Bankruptcy Court.

      1.57 "Plan" means this Chapter 11 Plan for the Estate of Bonneville Pacific Corporation under Chapter 11 of the Bankruptcy Code, including all exhibits hereto, as amended or modified from time to time.\

      1.58 "Plan Common Stock" means the authorized (but not issued prior to the Effective Date) common stock of Bonneville Pacific Corporation and does not include the Existing Common Stock.

      1.59 Plan Documents" means all other documents and exhibits, as the same may be amended, modified, supplemented, or restated from time to time, that aid in effectuating this Plan.

      1.60 "Post-petition Selling Debenture Claim" means any Claim relating to the Claim of a holder of a Debenture who purchased such Debenture before the Petition Date and who sold such Debenture after the Petition Date. A list of each such Claimant and the compromised Allowed Amount of the Allowed Claim for each such Claimant (except to the extent the Claim is listed as Disputed) is set forth in Column 2 of Exhibit "E" which is attached hereto and incorporated herein.

      1.61 "Prepetition Selling Debenture Claim" means any Claim relating to the Claim of a holder of a Debenture who purchased and sold such Debenture on or before the Petition Date. A list of each such Claimant and the compromised Allowed Amount of the Allowed Claim for each such Claimant (except to the extent the Claim is listed as Disputed) is set forth on Exhibit "D" which is attached hereto and incorporated herein.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 14
Dated as of April 22, 1998

      1.62 "Priority Tax Claim" means any prepetition Claim to the extent that such Claim is entitled to a priority in payment under ss. 507(a)(8) of the Bankruptcy Code.

      1.63 "Pro Rata" means the same proportion an Allowed Claim in a particular Class bears to the aggregate amount of all Allowed Claims in such Class.

      1.64 "Proof of Claim" or "Proof of Interest" means any proof of claim or proof of interest filed in the Bankruptcy Court pursuant to Bankruptcy Rules 3001 and 3002.

     1.65 "Reorganization Case" means the above-captioned Chapter 11 case for the Debtor.

     1.66 "Reorganized Debtor" means Bonneville Pacific Corporation on and after the Effective Date.

     1.67 "Reorganized Debtor Assets" means all assets, property, interests, and rights of the Estate or the Reorganized Debtor, including the Debtor Actions, together with the income, dividends, and proceeds, if any, derived from the assets, properties, interests, and rights vested in the Estate or the Reorganized Debtor.

     1.68 "Reorganized Debtor Corporate Documents" means the articles of incorporation and bylaws of the Reorganized Debtor and all amendments thereto and all other related documents to be executed, delivered and filed with the appropriate governmental authorities by the Effective Date, pursuant to this Plan, the Plan Documents or applicable state law, which are necessary or appropriate to: a) evidence the existence of the Reorganized Debtor; b) authorize the issuance of the Reorganized Debtor's Plan Common Stock; and c) reflect the other requirements of this Plan, the Plan Documents and applicable state or federal law.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 15
Dated as of April 22, 1998

      1.69 "Reverse Stock Split" means the reverse stock split (one share of common stock in the Reorganized Debtor for every four shares of Existing Common Stock or Plan Common Stock held by, to be issued to, or reserved for, Claimants in Classes 5 through 10 and the Interestholders in Class 11), which reverse split will occur as soon as practicable (as determined by the Trustee) after the Effective Date.

      1.70 "Schedules" means the Schedules, Statements and Lists filed by the Debtor with the Bankruptcy Court pursuant to Bankruptcy Rule 1007, as last amended prior to the Confirmation Hearing, pursuant to Bankruptcy Rule 1009.

      1.71 "SEC" means the United  States  Securities  and Exchange  Commission.

     1.72 "Section (ss.) 510(b) Equity Claim" means a Claim arising from or in any way related to rescission of a purchase or sale of the common stock of the Debtor or a security of an Affiliate of the Debtor, for damages arising at any time from or related to the purchase or sale of such a security, or for reimbursement or contribution allowed under ss. 502 on account of such a Claim, and shall not include any Limited Partner Claims. A list of each such Claimant and the compromised Allowed Amount of the Allowed Claim for each such Claimant (except to the extent that the Claim is listed as Disputed) is set forth on Exhibit "H" and in Column 3 of Exhibit "I" both of which are attached hereto and incorporated herein.

     1.73 "Secured Claim" means any Claim that is: a) secured as of the Confirmation Hearing by a Lien on or against any of the assets or property of the Debtor or the Estate which Lien is valid, perfected and enforceable under applicable law and is not subject to avoidance under the Bankruptcy

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 16
Dated as of April 22, 1998

Code or applicable non-bankruptcy law, but only to the extent of the value of such assets or property securing any such Claim; or b) Allowed under this Plan as a Secured Claim. The Trustee believes that as of the date of the filing of this Plan there are no Secured Claims.

     1.74 "Subsidiary" means any of the subsidiary corporations of the Debtor described in the Disclosure Statement.

     1.75 "Trade and Other Claims" means only those prepetition general unsecured Claims listed on Exhibit "C" which is attached hereto and incorporated herein and any other Claim that is not an Administrative Claim, Bank Debt Claim, Debenture Claim, Other Priority Claim, Post- petition Selling Debenture Claim, Prepetition Selling Debenture Claim, Limited Partner Claim, Deeply Subordinated Claim, ss. 510(b) Equity Claim, Cigna Claim, Priority Tax Claim or a Secured Claim.

     1.76  "Trustee"  means  Roger  G.  Segal,  as  Chapter  11  trustee  in the
Reorganization   Case,  or  any  duly  appointed   successor.

     1.77 "Trustee's Professionals" means those professionals retained by the Trustee (if such retention was approved by the Bankruptcy Court) during the Reorganization Case pursuant to ss. 327 of the Bankruptcy Code including the accounting firm of Hein + Associates, but excluding the law firm of Snell & Wilmer, a general partnership, and its successor, Snell & Wilmer LLP. ARTICLE II CLASSIFICATIONS OF CLAIMS AND INTERESTS 2.1 Classification. (a) General. Article
2.2 hereof sets forth a designation of Classes of Claims and

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 17
Dated as of April 22, 1998

Interests. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of the Class and is classified in a different Class to the extent the Claim or Interest qualifies within the description of that different Class.

            (b) Unclassified  Claims.  In accordance with ss.  1123(a)(1) of the
Bankruptcy  Code,   Administrative  Claims  and  Priority  Tax  Claims  are  not
classified and are excluded from the Classes established in Article 2.2 hereof.

      2.2 Classes. Claims against or Interests in the Debtor or the Estate are grouped in the following Classes in accordance with ss. 1122(a) of the Bankruptcy Code:

(a)  Class 1 - Other Priority Claims: All Other Priority Claims.

(b)  Class 2 - Bank Debt Claims: All Bank Debt Claims.

(c)  Class 3 - Trade and Other Claims: All Trade and Other Claims.

(d)  Class 4 - Debenture Claims: All Debenture Claims.

(e)  Class 5 - Prepetition Selling Debenture Claims: All Prepetition Selling
               Debenture Claims.

(f)  Class 6 - Post-petition  Selling  Debenture  Claims:  All  Post-petition
               Debenture Claims.

(g)  Class 7 - Limited Partner Claims: All Limited Partner Claims.

(h)  Class 8 - Deeply Subordinated  Claims: All Deeply Subordinated Claims.

(i)  Class 9 - Section 510(b) Equity Claims:  All Section 510(b) Equity Claims.

(j)  Class 10- Cigna Claim.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 18
Dated as of April 22, 1998

(k)  Class 11 - Equity Interests: All Interestholders.


                                  ARTICLE III
                      IMPAIRMENT OF CLAIMS AND INTERESTS

     3.1   Unimpaired  Classes:  Classes 1, 2, 3, 4 and 11.

     3.2   Impaired Classes:  Classes 5, 6, 7, 8, 9 and 10.


                                  ARTICLE IV
              PROVISIONS FOR SATISFACTION OF CLAIMS AND INTERESTS

      The Allowed Claims and the Interests, as classified in Article II hereof, shall be treated by the Trustee (on behalf of the Estate) and the Reorganized Debtor in the manner set forth in this Article IV.

      4.1   Administrative Claims and Priority Tax Claims.

      The Administrative Claims and the Allowed Priority Tax Claims, to the extent not previously paid during the Reorganization Case or not paid in the ordinary course of the Debtor's business, shall be paid in full either 1) in Cash on the Distribution Date or 2) upon such other terms agreed to in writing by such Claimant and the Trustee; provided, however, that any current trade or accounts payable (including wages and related benefits payable to the Debtor's employees) incurred after the Petition Date by the Estate in the ordinary course of its business are assumed by the Reorganized Debtor and shall be paid by the Reorganized Debtor in the ordinary course of its business.

      4.2   Claims and Interests.

      The following constitutes the treatment under this Plan of the classified Claims and Interests. Asserted rights to post-petition interest or other charges are treated in Article 4.3 below. To the

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 19
Dated as of April 22, 1998
extent that Claims are paid with the issuance of Plan Common Stock, such stock (i.e., the Plan Common Stock issued pursuant to this Plan to Classes 5, 6, 7, 8, 9 and 10) shall be deemed for purposes of this Plan to have the value per share as determined by the Bankruptcy Court at the Confirmation Hearing which value shall take into account 11,686,723 shares of Existing Common Stock (Class 11) which will also remain issued pursuant to this Plan, subject to the Reverse Stock Split. The Plan Common Stock issued pursuant to this Plan is subject to the Reverse Stock Split and is subject to the provisions of Article 5.2(d) of this Plan.

            (a) Class 1 - Other Priority Claims. All unpaid and Allowed Class 1 Claims (i.e., only those Claims set forth on Exhibit "A" attached hereto) shall be paid in full, in Cash, in the amounts set forth on Exhibit "A", on the Distribution Date.

            (b) Class 2 - Bank Debt Claims. All Allowed Bank Debt Claims (i.e., only those Claims set forth on Exhibit "B" attached hereto) shall be paid in full, in Cash, in the amount set forth on Exhibit "B" on the Distribution Date. Such Class 2 Claimants shall, after receipt of the payment specified in this Plan, have no other claims or causes of action against any other Person of any kind whatsoever relating to said Bank Debt; specifically, without limitation, the Bank Debt Claimants shall have no claims or causes of action of any kind whatsoever against the past or present holders of the Debentures (or the Indenture Trustee or its agents) or against any property distributed directly or indirectly to the past or present holders of the Debentures pursuant to this Plan.

            (c) Class 3 - Trade and Other Claims. All Allowed Trade and Other Claims (i.e., only those undisputed Claims set forth on Exhibit "C" attached hereto or those Claims subsequently

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 20
Dated as of April 22, 1998

Allowed by the Bankruptcy Court) shall be paid in full, in Cash, in the amount set forth on Exhibit "C" (or as Allowed by the Bankruptcy Court) on the Distribution Date.

            (d) Class 4 - Debenture Claims. All Allowed Debenture Claims for principal and prepetition interest and miscellaneous costs, to wit, only Claim No. 146 in the amount of $64,750,168.95 filed by the Indenture Trustee on behalf of the current Debenture holders, shall be paid in full, in Cash (except as otherwise provided in Article 4.4 of this Plan), to the Indenture Trustee on the Distribution Date for the benefit of the Class 4 Claimants and thereafter remitted by the Indenture Trustee to the holders of the Debentures entitled to receive payment in respect to their Allowed Debenture Claims as provided in
Article 5 of this Plan. It shall be the Indenture Trustee's duty to ascertain and pay the holders of Debenture Claims entitled to receive payments in respect of their Allowed Debenture Claims and neither the Debtor, the Reorganized Debtor, the Estate nor the Trustee shall have any duties or obligation in this regard. Claims of Persons other than the Indenture Trustee asserting Debenture Claims against the Debtor or the Estate are disallowed in their entirety. No distributions shall be made by the Trustee, the Estate or the Reorganized Debtor directly to the holders of Debenture Claims (other than the Indenture Trustee) deemed entitled to payment in respect of their Allowed Debenture Claims and confirmation of this Plan shall disallow the Claims of any such holders (to the extent the Bankruptcy Court has not already disallowed such Claims of such holders). Distributions to be made by the Indenture Trustee as provided in this Plan for Class 4 Claimants shall be made by the Indenture Trustee as soon as reasonably practicable after the Distribution Date. All Allowed post-petition fees and/or costs of the Indenture Trustee shall be paid

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 21
Dated as of April 22, 1998
as an Administrative Claim subject to the application by the Indenture Trustee to the Bankruptcy Court and Allowance of any such Administrative Claim by the Bankruptcy Court after notice and hearing. All prepetition unpaid fees and/or costs of the Indenture Trustee as set forth in Claim No. 146, together with interest thereon as provided in Article 4.3(c) of this Plan, shall be paid to the Indenture Trustee out of the distributions made to the Indenture Trustee pursuant to this Article 4.2(d) and pursuant to Article 4.3(c) of this Plan.

            (e) Class 5 -  Prepetition  Selling  Debenture  Claims.  All Allowed
Prepetition Selling Debenture Claims shall be paid by the issuance and distribution to holders of such Claims shares of Plan Common Stock having an aggregate value determined as set forth in this Plan equal to the full amount of the Allowed Prepetition Selling Debenture Claims, subject to the Reverse Stock Split. Claimants' undisputed Claims in this Class 5 shall be Allowed (regardless of the amount of the Claim actually filed by the Claimants) only in the amount specified herein (see Exhibit "D" attached hereto). Specifically, the Allowed Claims in Class 5 shall be in the amount of a) the price paid by the Claimant to purchase the Debenture (such price shall not include any additional amount paid by the Claimant related to interest which had accrued on the Debenture which was added to the net amount of the purchase price when the Debenture was purchased) less b) the amount received by the Claimant when the Debenture was sold (for purposes of determining the amount received by the Claimant any additional amount received by the Claimant for interest which had accrued on the Debenture shall not be included in calculating the amount received). Reasonable commissions or other miscellaneous charges, if any and only to the extent such were readily

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 22
Dated as of April 22, 1998
determinable from the filed Proof of Claim or the supporting documentation attached thereto, shall be included when determining the amounts paid and received by the Claimants in this Class. The Allowed Amount of the undisputed Claims in this Class 5 set forth on Exhibit "D" constitute Estimated Amounts pursuant to, inter alia, 11 U.S.C. ss. 502(c) of a contingent or unliquidated Claim. Any Claimant in this Class 5 who objects to such Estimated Amount must file a written objection with the Bankruptcy Court (and serve a copy on the Trustee) not later than ten (10) days prior to the start of the Confirmation Hearing; failure to timely object to the Estimated Amount of the Claim shall result in the Claimant being deemed to have accepted the Estimated Claim Amount set forth on Exhibit "D" as the Allowed Amount. If such an objection to the Estimated Amount of the Claim is timely filed by a Class 5 Claimant, then the Trustee may object to the Claimant's entire Claim on any basis and the Bankruptcy Court shall subsequently determine, in a contested matter, the allowable amount, if any, of the Claimant's Class 5 Claim; if such objecting Claimant obtains in the contested matter or a settlement thereof an Allowed Claim, then such Allowed Claim will be paid in full by the issuance and distribution to the Claimant of shares of Plan Common Stock (subject to the Reverse Stock Split) which are valued as set forth in this Plan.

            (f) Class 6 - Post-petition Selling Debenture Claims. All Allowed Post-petition Selling Debenture Claims shall be paid by the issuance and distribution to holders of such Claims shares of Plan Common Stock having an aggregate value determined as set forth in this Plan equal to the full amount of the Allowed Post-petition Selling Debenture Claims (such limited amount being defined below), subject to the Reverse Stock Split. Claimants' undisputed Claims in this Class

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 23
Dated as of April 22, 1998

6 shall be Allowed (regardless of the amount of the Claim actually filed by the Claimants) only in the amount specified herein (see Column 2 of Exhibit "E" attached hereto). Specifically, the limited amount of the Allowed Claim in Class 6 shall only be in the amount of seventy percent (70%) of the a) price paid by the Claimant to purchase the Debenture (such price shall not include any additional amount paid by the Claimant related to interest which had accrued on the Debenture which was added to the net amount of the purchase price when the Debenture was purchased except that any additional amount paid by the Claimant related to interest which had accrued on the Debenture on or after August 16, 1991 but prior to December 5, 1991 shall be added to the price paid by the Claimant to purchase the Debenture) less b) the amount received by the Claimant when the Debenture was sold (for purposes of determining the amount received by the Claimant any additional amount received by the Claimant for interest which had accrued on the Debenture shall be included in calculating the amount received). Reasonable commissions or other miscellaneous charges, if any and only to the extent such were readily determinable from the filed Proofs of Claim or the supporting documentation attached thereto, shall be included when determining the amounts paid and received by the Claimants in this Class. The Allowed Amount of the undisputed Claims in this Class 6 set forth in Column 2 of Exhibit "E" constitute Estimated Amounts pursuant to, inter alia, 11 U.S.C. ss. 502(c) of a contingent or unliquidated Claim. Any Claimant in this Class 6 who objects to such Estimated Amount must file a written objection with the Bankruptcy Court (and serve a copy on the Trustee) not later than ten (10) days prior to the start of the Confirmation Hearing; failure to timely object to the Estimated Amount of the Claim shall result in the Claimant being deemed to

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 24
Dated as of April 22, 1998
have accepted the Estimated Amount set forth in Column 2 of Exhibit "E" as the Allowed Amount. If such an objection to the Estimated Amount is timely filed by a Class 6 Claimant, then the Trustee may object to the Claimant's entire Claim on any basis and the Bankruptcy Court shall subsequently determine in a contested matter the allowable amount, if any, of the Claimant's Class 6 Claim; if such objecting Claimant obtains in the contested matter or a settlement thereof an Allowed Claim, then such Allowed Claim will be paid in full by the issuance and distribution to the Claimant of shares of Plan Common Stock (subject to the Reverse Stock Split) which are valued as set forth in this Plan.

            (g) Class 7 - Limited Partner Claims. All Allowed Limited Partner Claims shall be paid by the issuance and distribution to holders of such Claims shares of Plan Common Stock having an aggregate value determined as set forth in this Plan equal to the full amount of the Allowed Limited Partner Claims (such limited amount being determined as set forth below), subject to the Reverse Stock Split. Claimants' Claims in this Class 7 shall be Allowed (regardless of the amount of the Claim actually filed by the Claimants) only in the amount specified herein (see Column 2 of Exhibit "F" attached hereto). Specifically, the limited amount of the Allowed Claim in Class 7 shall be in the amount of twenty-five percent (25%) of the original purchase price paid by the Claimant to acquire the Claimant's interest in the limited partnership. Commissions and other miscellaneous charges, if any, shall not be included in the purchase price when calculating the Allowed Claim for Claimants in this Class. The Allowed Amount of the Claims in this Class 7 set forth in Column 2 of Exhibit "F" constitute Estimated Amounts pursuant to, inter alia, 11 U.S.C.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 25
Dated as of April 22, 1998
ss. 502(c) of a contingent or unliquidated Claim. Any Claimant in this Class 7 who objects to such Estimated Amount must file a written objection with the Bankruptcy Court (and serve a copy on the Trustee) not later than ten (10) days prior to the start of the Confirmation Hearing; failure to timely object to the Estimated Amount of the Claim shall result in the Claimant being deemed to have accepted the Estimated Amount set forth in Column 2 of Exhibit "F" as the Allowed Amount. If such an objection to the Estimated Amount is timely filed by a Class 7 Claimant, then the Trustee may object to the Claimant's entire Claim on any basis and the Bankruptcy Court shall subsequently determine in a contested matter the allowable amount, if any, of the Claimant's Class 7 Claim; if such objecting Claimant obtains in the contested matter or a settlement thereof an Allowed Claim, then such Allowed Claim will be paid as an Allowed Class 9 ss. 510(b) Equity Claim.

            (h) Class 8 - Deeply Subordinated Claims. As set forth on Exhibit "G" attached hereto, the Deeply Subordinated Claims total $8,945,000.00. Such Deeply Subordinated Claims shall be paid by the issuance and distribution to holders of such Claims shares of Plan Common Stock having an aggregate value determined as set forth in this Plan equal to ten percent (10%) of each Claimant's Deeply Subordinated Claim, subject to the Reverse Stock Split.

            (i) Class 9 - ss. 510(b) Equity Claims. Claimants' Claims in this Class 9 shall be Allowed (regardless of the amount of the Claim actually filed by the Claimants) only in the amount which is listed as undisputed on Exhibit "H" and in Column 3 of Exhibit "I" both of which are attached hereto and incorporated herein. Specifically, the Allowed Amount of each such Claim in this Class 9 shall be in the amount of a) the price paid by the Claimant to purchase the Existing

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 26
Dated as of April 22, 1998

Common Stock which is the subject of the Claim less b) the amount received by the Claimant when such Existing Common Stock was sold. Reasonable commissions (and other miscellaneous charges), if any and only to the extent such were readily determinable from the filed Proofs of Claim or the supporting documentation attached thereto, will be a) added to the purchase price of the subject Existing Common Stock when calculating the price paid by the Claimant to purchase the Existing Common Stock, and b) subtracted from the sales price received by the Claimant when the Existing Common Stock was sold. For purposes of calculating the above "amount received by the Claimant when such Existing Common Stock was sold", if the Claimant was the owner of such shares of Existing Common Stock at the time of the filing of its Proof of Claim then the "amount received" for purposes of determining the Allowed Amount of the Claimant's Class 9 Claim shall be either a) the sales price (after deducting for reasonable commissions and other sale costs if such were readily determinable from the sales documentation provided to the Trustee) at which the Claimant sold the subject Existing Common Stock (provided the Claimant has given the Trustee written evidence of such sales price before the filing of this Plan) or b) if the Claimant has not so provided the Trustee with written evidence of the sales price (or has not sold the subject stock), then at the per share value of the Plan Common Stock as valued pursuant to this Plan. Exhibit "I" reflects the Allowed (unless listed as disputed) ss. 510(b) Equity Claims in Class 9 where the Claimant has not provided the Trustee with written evidence of the sales price of the Existing Common Stock and Exhibit "H" reflects the Allowed (unless listed as disputed) ss. 510(b) Equity Claims in Class 9 where the Claimant has provided the Trustee with such written evidence of the sales price of the Existing

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 27
Dated as of April 22, 1998

Common Stock. All of the Allowed ss. 510(b) Equity Claims (with an adequate Reserve for Disputed Claims) will be combined with the Class 10 Cigna Claim and such combined Classes (9 and 10) will be issued 11,686,723 shares of Plan Common Stock to be Pro Rata divided among such Claimants in Classes 9 and 10, subject to the Reverse Stock Split. The undisputed Allowed Amount of the Claims in this Class 9 set forth on Exhibit "H" and in Column 3 of Exhibit "I" constitute Estimated Amounts pursuant to, inter alia, 11 U.S.C. ss. 502(c) of a contingent or unliquidated Claim. Any Claimant in this Class 9 who objects to such Estimated Amount must file a written objection with the Bankruptcy Court (and serve a copy on the Trustee) not later than ten (10) days prior to the start of the Confirmation Hearing; failure to timely object to the Estimated Amount of the Claim shall result in the Claimant being deemed to have accepted the Estimated Amount set forth on Exhibit "H" and in Column 3 of Exhibit "I" as the Allowed Amount. If such an objection to the Estimated Amount is timely filed by a Class 9 Claimant, then the Trustee may object to the Claimant's entire Claim on any basis and the Bankruptcy Court shall subsequently determine in a contested matter the allowable amount, if any, of the Claimant's Class 9 Claim; if such objecting Claimant obtains in the contested matter or a settlement thereof an Allowed Claim, then the Claimant will be paid by distributions (issuance of Plan Common Stock as valued pursuant to this Plan, subject to the Reverse Stock Split) as set forth in this Article 4.2(i) of this Plan.

            (j) Class 10 - Cigna Claim. The Allowed Cigna Claim will be treated as an Allowed ss. 510(b) Equity Claim in the amount of eleven million dollars
($11,000,000.00). Said Class 10 Cigna Claim shall be combined with the Class 9 Allowed ss. 510(b) Equity Claims (also

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 28
Dated as of April 22, 1998
taking into account any Disputed Claim Reserve for Class 9 Claimants) and such combined Classes (9 and 10) will receive issued Plan Common Stock (as valued pursuant to this Plan, subject to the Reverse Stock Split) in accordance with the division formula set forth in Article 4.2(i) of this Plan.

            (k) Class 11 - Equity Interests. The holders of the Existing Common Stock on the Effective Date, other than Existing Common Stock held by the Trustee or the shares held by the Debtor or the Estate as treasury stock, shall retain such Existing Common Stock. As set forth in this Plan, the Interestholders' legal, equitable and contractual rights to which such Interest in the Reorganized Debtor entitles the holder of such Interest in the Reorganized Debtor shall be unaltered. The Interestholders shall retain the 11,686,723 shares of Existing Common Stock, subject to the Reverse Stock Split. The Existing Common Stock held by the Trustee or the Existing Common Stock held by the Estate or the Debtor as treasury stock shall, upon the Effective Date, be delivered to the Reorganized Debtor and canceled; i.e., the Reorganized Debtor shall hold such canceled stock as authorized, but not issued, common stock of the Reorganized Debtor.

      4.3 Post-petition Interest, Fees, Costs or Other Charges. Post-petition interest shall be paid in Cash to holders of Allowed Claims in Classes 1, 2, 3 and 4 but only as expressly provided in paragraphs (a), (b) and (c) below. Except for Classes 1, 2, 3 and 4 as set forth in this Article 4.3, no other Classes, Claimants or Interestholders shall be paid post-petition interest.

           (a) Post-petition Interest to Other Priority Claims (Class 1) and Trade and Other Claims (Class 3). Simple interest without compounding on Allowed Class 1 Claims and Allowed

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 29
Dated as of April 22, 1998

Class 3 Claims at the rate of five and one-half percent (5 1/2%) per annum from the Petition Date to the Distribution Date.

            (b) Post-petition Interest to Bank Debt (Class 2). Simple interest without compounding on Allowed Bank Debt Claims (Class 2) i) at the rate of 8.03% per annum from the later of the Petition Date, or such date as the Claimant actually advanced money to or for the benefit of the Debtor or the Estate (as set forth on Exhibit "B"), to December 5, 1997, and ii) at the rate of 8.10% per annum from December 6, 1997 until the Distribution Date.

            (c) Post-petition Interest to Debenture Claims (Class 4). Simple interest without compounding payable to the Indenture Trustee for distribution for the benefit of the Class 4 Claimants in accord with Articles 4.2(d) and 5.2 of this Plan on the $64,750,168.95 Allowed Debenture Claim at the rate of 7.32% per annum from the Petition Date to the Distribution Date.

            (d) No Post-petition Fees, Costs, Charges or Substantial Contribution Claims. Except as otherwise expressly provided in this Plan, no Class, Claimant or Interestholder will receive any payment on or be allowed any Claim or Interest of any kind whatsoever for any post-petition costs, late fees, penalties, default fees, attorneys' or other professional fees, or other charges of any kind whatsoever. No Class, Claimant or Interestholder may seek or request the allowance or payment of or have any Allowed Claim for any "substantial contribution" or similar Claim under ss.ss. 503(b)(3) or (4) of the Bankruptcy Code.

     4.4 Discretionary Notes and Halcyon Payment. Claimants Halcyon and CoMac Partners L.P. (or affiliates of CoMac Partners L.P., collectively "CoMac") possess large Allowed Claims in

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 30
Dated as of April 22, 1998
several Classes, including but not limited to Allowed Claims in Class 4. In lieu of a portion of the Cash distributions to which said Claimants are entitled as set forth in Article 4.2(d) of this Plan, said Claimants have agreed to, as permitted by ss. 1123(a)(4) of the Bankruptcy Code, and shall accept promissory notes, in the form set forth on Exhibit "J" which is attached hereto and incorporated herein, in equal amounts totaling an amount up to $3.25 million (up to $1,612,500.00 each). It shall be in the Trustee's sole and absolute discretion to determine, at the Distribution Date, whether to pay said
Claimants' Class 4 Claims wholly in Cash or to pay said Claimants' Class 4 Claims partly in Cash and partly with the Discretionary Notes (which notes shall collectively total not less than $500,000.00 and not more than $3,250,000.00). If the Trustee does elect to pay said Claimants' Class 4 Claims in part with the Discretionary Notes, then i) Halcyon will receive one of the Discretionary Notes and the Cash to which Halcyon would have otherwise been entitled pursuant to
Article 4.2(d) of this Plan will be proportionately reduced and ii) CoMac will receive one of the Discretionary Notes and the Cash to which CoMac would have otherwise been entitled pursuant to Article 4.2(d) of this Plan will be proportionately reduced. The Discretionary Notes, if issued, will be delivered by the Trustee to the Indenture Trustee and the Indenture Trustee will then deliver the Discretionary Notes to Halcyon and CoMac in partial satisfaction of the Cash payment to which Halcyon and CoMac would have otherwise been entitled pursuant to Article 4.2(d) of this Plan. The Discretionary Notes will bear simple interest at the rate of ten percent (10%) per annum from the Distribution Date until they are paid in full. The Discretionary Notes, with all accrued interest thereon, will be payable in full in one lump sum one (1) year after the Distribution Date. The Discretionary Notes may be prepaid, in whole or in part, at any time without penalty, with any payments first being applied to accrued interest and the balance to the reduction of principal. All

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 31
Dated as of April 22, 1998
payments  on the  Discretionary  Notes shall be made by the  Reorganized  Debtor directly to the holders of the Discretionary Notes. Until the Discretionary Notes are paid in full, the Reorganized Debtor may not incur debt other than trade debt in the ordinary course of business; this limitation applies only to the Reorganized Debtor and does not apply to any of the Reorganized Debtor's Subsidiaries. In addition to all other distributions to which Halcyon is entitled pursuant to this Plan, at the Distribution Date the Trustee shall pay to Halcyon the sum of four hundred thousand dollars ($400,000.00) in Cash as a settlement of Halcyon's Claim, pursuant to its loan documents, for post-petition attorneys' fees. No other Claim by any Claimant or Interestholder for post-petition attorneys' fees shall be Allowed in respect of Classes 1 through 11.

                                   ARTICLE V
                            IMPLEMENTATION OF PLAN

      5.1   The Reorganized Debtor.

            (a) Management of Reorganized Debtor. The Reorganized Debtor will have a seven (7) member board of directors. One director may be the Trustee. One director shall be Steven H. Stepanek, the current President of Bonneville Fuels Corporation. One director shall be selected by Wellhead Electric Company. All other directors will be selected by the Trustee at his sole and exclusive discretion. All officers of the Reorganized Debtor will remain the same as the Debtor until the first meeting of the board of directors of the Reorganized
Debtor at which time the board will elect the officers of the Reorganized Debtor; the board shall also set the terms and conditions of employment for the Reorganized Debtor's officers and other employees. This Plan shall not alter or affect the rights of the holders of the common stock of the Reorganized Debtor to elect or remove

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 32
Dated as of April 22, 1998
directors, as set forth in Bonneville's by-laws.

            (b) The Reorganized Debtor Corporate Documents. To the extent that amendments to the Debtor's articles of incorporation and/or by-laws are i) required by law, ii) provided for in this Plan, or iii) deemed appropriate by the Trustee in order to implement this Plan, such amendments will be effectuated by no later than the Effective Date in accordance with the Reorganized Debtor's Corporate Documents and Delaware corporate law. The Reorganized Debtor Corporate Documents shall, among other matters, provide 1) that the Reorganized Debtor shall be prohibited pursuant to ss. 1123(a)(6) of the Bankruptcy Code from issuing non-voting equity securities and 2) for the satisfaction of the other terms and provisions of this Plan which are required to be reflected therein.

      5.2   Provisions Concerning Plan Distributions.

            (a) Disbursing Agents. The Trustee, or such Disbursing Agent (or Agents) as the Trustee, in his sole discretion, employs, shall make all distributions and deliveries required under this Plan. For purposes of distributions to Class 4 Claimants (including payment of post-petition interest as specified in Article 4.3(c) of this Plan to Class 4 Claimants), such distributions shall be made by the Trustee to the Indenture Trustee and remitted by the Indenture Trustee to the Class 4 Claimants in accordance with their interests as provided in Articles 4.2(d) and 4.4 of this Plan.

            (b) Surrender of Debentures or Instruments. As a condition to the receipt of any distribution under this Plan by any Claimant holding an Allowed Claim against the Debtor or the Estate, such Claimant shall be required to surrender to the Trustee or the Disbursing Agent, as the

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 33
Dated as of April 22, 1998
case may be, the Debenture or other instruments (e.g., promissory notes or other negotiable instruments), if any, evidencing the indebtedness or Debenture giving rise to such Claimant's Allowed Claim, and the Trustee or the Disbursing Agent shall mark the Debenture or instrument so surrendered as "canceled" or "paid in full". In the event of any lost or destroyed Debenture or instruments, the putative holder thereof shall be required to deliver to the Trustee or the Disbursing Agent an affidavit of loss or destruction, as well as an agreement to indemnify the Estate, the Debtor, the Trustee, the Reorganized Debtor and the Disbursing Agent, such agreement to be in a form and substance reasonably acceptable to the Trustee, the Reorganized Debtor, and the Disbursing Agent, and to include, if requested by the Trustee or the Disbursing Agent, an appropriate bond or other surety. Notwithstanding the foregoing, the Trustee shall make distributions to the Indenture Trustee without receiving the instruments evidencing the Debentures; provided, however, that the Indenture Trustee shall not remit any part of the fund so distributed to any Class 4 Claimant unless such Claimant surrenders the instruments evidencing the Debentures giving rise to such Claimant's Allowed Class 4 Claim or provides such affidavit of loss, indemnity agreement and bonds or other surety as required by the Trustee or the Indenture Trustee.

            (c) Unsurrendered Debentures or Other Instruments. Two (2) years after the Effective Date, any Claimant holding an Allowed Claim against the Debtor or the Estate who has not surrendered the Debenture or other instruments evidencing such Claimant's Claim, as set forth in Article 5.2(b) of this Plan, will forfeit such Claimant's right to receive any distribution under this Plan in respect of such Debenture or other instrument, and any and all Claims possessed by the

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 34
Dated as of April 22, 1998

Claimant against the Trustee, the Debtor, the Estate, the Reorganized Debtor or the Disbursing Agent in respect of such Debenture or other instrument which were not earlier discharged shall be discharged and forever barred. Upon the expiration of two (2) years after the Effective Date, the Indenture Trustee shall deliver to the Reorganized Debtor (or its successor-in-interest, if any) all Cash not claimed by a Claimant possessing an Allowed Debenture Claim with all interest earned thereon by the Indenture Trustee, and such Debenture Claimant will forfeit its right to receive any distribution under this Plan and any and all claims under this Plan or otherwise possessed by such Debenture Claimant against the Trustee, the Debtor, the Estate, the Reorganized Debtor or the Indenture Trustee which were not earlier discharged shall be discharged and forever barred.

            (d) Whole Shares of Plan Common Stock. The Plan Common Stock shall be distributed only in whole share numbers which when divided by four equal integers. No fractional shares and no whole shares which when divided by four does not equal an integer shall be distributed to the Claimants holding Allowed Claims. Each time a distribution of the Plan Common Stock is to be made under this Plan to a Claimant holding an Allowed Claim and such distribution would include a fractional share or would include whole shares which when divided by four would not equal an integer, then the distribution of such Plan Common Shares shall be rounded, either upwards or downwards (as the case may be), to the nearest whole share amount which when divided by four would equal an integer. For example, if a Claimant were entitled pursuant to this Plan to receive between 100.01 shares and 101.99 shares of Plan Common Stock, then the distribution would be rounded down and such Claimant would receive 100 shares of Plan Common Stock; if a Claimant

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 35
Dated as of April 22, 1998
were entitled pursuant to this Plan to receive between 102.00 and 103.99 shares of Plan Common Stock, then the distribution would be rounded up and such Claimant would receive 104 shares of Plan Common Stock. Notwithstanding anything to the contrary contained in this Article 5.2(d), the Trustee may, at his sole election, settle any such fractional share or shares not yielding an integer when divided by four in Cash (calculated at the per-share value of the Plan
Common Stock as established by the Bankruptcy Court at the Confirmation Hearing). Also see Article 5.2(e) of this Plan.

            (e) Cash in Lieu of Small Stock Distribution. At the sole and exclusive election of the Trustee, the Trustee may distribute to any Claimant in Classes 5 through 9, inclusive, who otherwise would be entitled under this Plan to receive four hundred (400) or fewer shares of Plan Common Stock before the Reverse Stock Split, Cash in lieu of such shares. The amount of Cash to be paid to any such Claimant pursuant to this Article 5.2(e) is the per share value of the Plan Common Stock (before the Reverse Stock Split) as established by the Bankruptcy Court at the Confirmation Hearing.

      5.3 Transactions on Business Days. If the Effective Date, or any other date on which a transaction may occur under this Plan, shall occur on a day that is not a Business Day, the transactions contemplated by this Plan to occur on such day shall occur instead on the next succeeding Business Day.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 36
Dated as of April 22, 1998

      5.4    Disputed Claims.

            (a) Objection Deadline. Except as otherwise provided in this Plan, as soon as practicable, but in no event later than six (6) months after the latter of 1) the Effective Date, or 2) the date a Proof of Claim is filed, unless otherwise ordered by the Bankruptcy Court, objections to Claims shall be filed with the Bankruptcy Court and served only upon the Claimants holding such Claims to which objections are made and served upon the Trustee and the United States Trustee. Once a Final Confirmation Order is effective, no objection may be filed or prosecuted relating to a Claim which is Allowed as set forth in this Plan, including but not limited to those Allowed Claims specified on Exhibits "A" through "I", inclusive.

            (b) No Interest. Holders of Disputed Claims that become, in whole or in part, Allowed Claims and holders of Allowed Claims described in the last sentence of Article 11.3 of this Plan shall not receive interest (i.e., interest accruing after the Distribution Date) on the Disputed or subsequently Allowed Claim or on funds reserved for such Claims unless otherwise ordered by the Bankruptcy Court. Any interest which is paid or accrued after the Distribution Date relating to any Disputed Claim (or a reserve for a Disputed Claim) or an Allowed Claim described in the last sentence of Article 11.3 will be paid to or accrued for the benefit of the Reorganized Debtor unless otherwise ordered by the Bankruptcy Court or required by law in which case only the interest actually earned shall be paid to the Claimant whose Claim was Disputed. After the Distribution Date, no interest shall accrue on any Claim, regardless of any interest which may have been actually

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 37
Dated as of April 22, 1998
paid to (or accrued for the benefit of) the Reorganized Debtor on any funds which will be used to pay such Claim.

            (c) Prosecution of Objections and Compromises of Claims. After the start of the Confirmation Hearing, only the Trustee shall have authority to file objections, litigate to judgment, settle, or withdraw objections to Disputed Claims unless the Trustee, in his sole and absolute discretion, authorizes, in writing, other parties-in-interest to do so. After the Effective Date, the Trustee, or the Reorganized Debtor (but only with a unanimous resolution by its board of directors), may compromise or settle any Disputed Claim in which less than $100,000.00 in Cash or Plan Common Stock (as valued in this Plan, subject to the Reverse Stock Split), would be paid or distributed to settle the dispute without notice to other parties-in-interest and without approval of the Bankruptcy Court. If the amount to be paid or distributed to settle the dispute is equal to or greater than $100,000.00, then such settlement or compromise shall require Bankruptcy Court approval upon ten (10) days notice by mail with notice to only those parties-in-interest which have filed after the Confirmation Hearing a notice with the Bankruptcy Court (and served a copy on both the Trustee and his general counsel) specifically requesting notification of such post-Effective Date settlements and to the United States Trustee.

            (d) Establishment of Disputed Claims Reserve. Notwithstanding any other provision of this Plan, no assets or property shall be distributed under this Plan on account of any Disputed Claim. For all Disputed Claims the Trustee shall establish and hold, in trust, reserves (each such reserve being herein called a "Disputed Claims Reserve") with respect to each Class of Claims

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 38
Dated as of April 22, 1998

(and Administrative Claims) in which there exists a Disputed Claim and place in each Disputed Claims Reserve the assets and property (including Cash or issued Plan Common Stock, as the case may be) to be distributed on account of such Disputed Claims pursuant to Article IV hereof, to the extent such Disputed Claims become Allowed.

            (e) Determination of Disputed Claims Reserve. The Trustee shall determine for each Class of Claims (and Administrative Claims) the amount of the respective Class allocation, and other assets and property (including Cash or issued Plan Common Stock, as the case may be) sufficient to fund each Disputed Claims Reserve established with respect to any Class of Claims. No reserves shall be created for any Late Claims and no Late Claims shall be Allowed for any reason. Upon request of the Trustee, the Bankruptcy Court may estimate and determine by an Estimation Order the Estimated Amount of Claims in each Class (and Administrative Claims) for which a Disputed Claims Reserve has been established and the Trustee shall then include within the applicable Disputed Claim Reserve the Amount (in the form of Cash or issued Plan Common Stock, as the case may be) so Estimated by the Bankruptcy Court. If the Trustee elects not to request such an Estimation Order from the Bankruptcy Court with respect to any Disputed Claim, then the Trustee will include within the applicable Disputed Claims Reserve, the amount the holder of such Disputed Claim would be entitled to receive under this Plan if such Claim were Allowed in the full amount asserted by such holder. Any Claimant holding a Disputed Claim Estimated by the Bankruptcy Court will have recourse only to undistributed assets and property in the Disputed Claims Reserve for the Class in which such Disputed Claim has been placed and such Claimant will have no recourse

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 39
Dated as of April 22, 1998
of any kind to the Trustee, the Debtor, or the Reorganized Debtor should the Allowed Claim of such Claimant, as finally determined by a Final Order, exceed such Estimated Amount. Any hearing on any motion by the Trustee for an Estimation Order may be held on ten (10) days notice by mail only to the Claimant which is the subject of the Estimation Order, the United States Trustee, and those Claimants, Interestholders or other parties-in-interest who have filed after the Confirmation Hearing a notice with the Bankruptcy Court (and served a copy on both the Trustee and his general counsel) specifically requesting notice of any hearing on a motion by the Trustee for an Estimation Order.

            (f) Distribution of Disputed Claims Reserve. The assets and property held in each Disputed Claims Reserve will be distributed in accordance with
Article 1.34 of this Plan by the Trustee to Claimants holding Disputed Claims as such Claims become Allowed by Final Order or as such Claims are settled by the Trustee; provided, however, that in accord with Article 5.4(b) of this Plan no Disputed Claim which later becomes an Allowed Claim will receive interest accruing after the Distribution Date; further, no holder of a Disputed Claim which becomes an Allowed Claim will receive any proceeds of redemption or regular or special dividends on the Plan Common Stock which had been reserved for such Claimant in the Disputed Claim Reserve.

            (g) Unused Disputed Claims Reserve. Unused portions of any Disputed Claims Reserve (with all interest paid or accrued thereon or any other proceeds) for Classes 1 through 7 shall be distributed to the Reorganized Debtor (or its successor-in-interest); to the extent any such Disputed Claim Reserve for Classes 1 through 7 consists of issued Plan Common Stock, any unused or undistributed issued Plan Common Stock shall be returned to the Reorganized Debtor and held

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 40
Dated as of April 22, 1998
as treasury stock. For Class 9, if the total unused or undistributed shares of issued Plan Common Stock (before the Reverse Stock Split) is less than 200,000 shares, then any unused or undistributed issued Plan Common Stock shall be returned to the Reorganized Debtor who will hold such returned Plan Common Stock as authorized but unissued common stock of the Reorganized Debtor; if the unused or undistributed shares of issued Plan Common Stock (before the Reverse Stock Split) exceeds 200,000 shares, then the Trustee shall distribute, subject to the provisions of Article 5.2(d) and 5.2(e) of this Plan, such unused or undistributed shares of issued Plan Common Stock on a Pro Rata basis to the Allowed Class 9 and 10 Claimants who had previously received distributions of Plan Common Stock pursuant to this Plan.

      5.5 Withholding of Taxes and Tax Reporting Requirements. The Trustee, the Indenture Trustee, the Debtor and the Reorganized Debtor shall, but only to the extent expressly required by applicable law, withhold federal, state, local or foreign taxes from any distributions made pursuant to this Plan. Each Claimant and Interestholder shall be solely responsible for paying all applicable taxes attributable to the distributions received by the Claimant or the Existing Common Stock retained by the Interestholder pursuant to this Plan. Upon request from the Trustee, the Indenture Trustee, the Debtor or the Reorganized Debtor, the Claimant or Interestholder shall promptly provide all data required to compute any withholding amounts or to permit proper reporting to the respective taxing authorities. Failure to timely provide all data requested shall also entitle the Trustee, the Indenture Trustee, the Debtor or the Reorganized Debtor to withhold for tax purposes amounts as may be authorized by law from distributions to such Claimants without further notice or order.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 41
Dated as of April 22, 1998

      5.6 Stock Held by the Trustee or the Debtor. Each share of Existing Common Stock held in treasury by the Debtor or the Estate and each share of Existing Common Stock held by the Trustee immediately before the Effective Date shall be delivered to the Reorganized Debtor and canceled; i.e., the Reorganized Debtor shall hold such canceled stock as authorized, but not issued, common stock of the Reorganized Debtor.

      5.7 Cancellation of Debentures. Notwithstanding the cancellation of the Debentures on the Effective Date, the rights of holders of Allowed Debenture Claims to receive distributions on account of such Claims pursuant to this Plan shall not be impaired except as otherwise expressly provided in this Plan. The Debentures shall not be canceled other than pursuant to the provisions of this Plan and, until such cancellation, the writing evidencing a Debenture shall be evidence of the entitlement of the holder of a Claim in respect thereof (Class
4) to receive distributions (through the Indenture Trustee) pursuant to this Plan. The cancellation of the Debentures pursuant to the Plan shall not affect the rights, duties and obligations of the Indenture Trustee under the Indenture except as otherwise expressly provided in this Plan.

      5.8 Section 345 Compliance. While the provisions of ss. 345(a) of the Bankruptcy Code will remain applicable to the Debtor, the Reorganized Debtor and the Trustee, upon entry of the Confirmation Order, neither the Debtor, the Reorganized Debtor, nor the Trustee shall be required to comply with the provisions of ss. 345(b) of the Bankruptcy Code. The United States Trustee will no longer be required to be a joint signatory on any account maintained by the Trustee. Except as may be otherwise determined by the Trustee in his sole and absolute discretion, the Trustee shall

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 42
Dated as of April 22, 1998
remain in control of all Cash of the Estate until all distributions (including funding of Disputed Claim Reserves) as required by this Plan have been made.

      5.9 Unclaimed Property. Any Plan Common Stock, Cash, or other assets and property to be distributed at any time under this Plan (including any distributions held by the Indenture Trustee) which remain unclaimed or otherwise not deliverable to the Person entitled thereto before the later of a) two (2) years after the Effective Date or b) sixty (60) calendar days after an Order allowing such Person's Claim has become a Final Order, shall become vested in, and shall be transferred and delivered to, the Reorganized Debtor (or its successor-in-interest, if any), with such unclaimed Plan Common Stock to be held by the Reorganized Debtor as treasury stock. In such event, such Person's Claim shall no longer be deemed to be "Allowed" and such Person shall be deemed to have no further Claim in respect of such distribution and shall not participate in any further distributions under this Plan, and such Person shall have no claims of any kind against the Trustee, the Estate, the Debtor, the Reorganized Debtor, the Disbursing Agent or the Indenture Trustee and such claim shall be discharged and forever barred. In such event, if the Indenture Trustee is in possession of any Cash which has not been claimed by a Claimant possessing an Allowed Debenture Claim, then the Indenture Trustee shall then deliver to the Reorganized Debtor (or its successor-in-interest, if any) any such Cash (with all accrued interest thereon) still held by the Indenture Trustee.

      5.10   Exoneration  and  Release.   Provided  that  the  Debtor,   current
management, the Reorganized Debtor, the Trustee, or the Trustee's Professionals are not found by Final Order to have

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 43
Dated as of April 22, 1998
intentionally and materially harmed the Estate by willful misconduct resulting in personal gain other than Allowed fees for services rendered, they and each of them shall not be liable to any Claimant, Interestholder or other party with respect to any action, forbearance from action, decision, or exercise of discretion taken at any time on or after the Petition Date in connection with:
a) the administration or operation of the Debtor, the Debtor's Subsidiaries, or the Estate; b) the implementation of any of the transactions provided for, or contemplated in, this Plan or the Plan Documents; or c) the negotiation, drafting and implementation of the Plan and all Plan Documents, and the administration of this Plan or the assets and property (including any Cash to be distributed pursuant to this Plan and the Plan Documents). The Debtor, current management, the Reorganized Debtor, the Trustee, and the Trustee's Professionals may rely upon the opinions of counsel, certified public accountants, and other experts or professionals employed by the Debtor, the Reorganized Debtor, or the Trustee, and such reliance shall conclusively establish they each did not willfully, intentionally and materially harm the Estate for personal gain. All actions, suits or proceedings by any Claimant, Interestholder or other party in interest contesting any action by, or non-action of, the Debtor, current management, the Reorganized Debtor, the Trustee, or the Trustee's Professionals shall be brought solely in the Bankruptcy Court and the Estate and the Reorganized Debtor shall pay for the defense of, and adverse judgments suffered by, and settlements of, the Trustee and the Trustee's Professionals and current management as invoices are furnished to them; provided, however, that all funds advanced pursuant to this provision shall be returned by each defendant finally determined by Final Order to have willfully, intentionally and materially harmed the Estate for personal gain.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 44
Dated as of April 22, 1998

      5.11 Form of Payments. Payment to be made by the Trustee or the Disbursing Agent pursuant to this Plan shall be made by check drawn on a domestic bank or, in the discretion of the Trustee or the Disbursing Agent, by wire transfer from a domestic bank.

      5.12 Further Authorizations. The Trustee and the Reorganized Debtor, if and to the extent necessary, may seek such orders, judgments, injunctions, and rulings that may be required to carry out further the intentions and purposes, and give full effect to the provisions, of this Plan.

      5.13 Plan Documents. On or before the tenth day before the first scheduled Confirmation Hearing the Trustee shall file with the Bankruptcy Court unexecuted copies of Plan Documents known to be necessary at that time, together with all necessary exhibits or schedules thereto, as may be necessary or appropriate to effectuate the terms and conditions of this Plan. Nothing herein shall preclude the Trustee from entering into additional Plan Documents as necessary or desirable, after confirmation of the Plan.

      5.14 Transfer Taxes. The issuance, transfer or exchange of any of the Plan Common Stock issued under, or the transfer of any other assets or property pursuant to, this Plan or the Plan Documents, or the making or delivery of an instrument of transfer under this Plan or the Plan Documents, shall not (and the Confirmation Order may so order), be taxed under any law imposing a stamp tax, transfer tax or other similar tax.

      5.15 Recordable Order. The Confirmation Order may be declared to be in recordable form, and shall be accepted by any recording officer for filing and recording purposes without further or additional orders, certifications, or other supporting documents.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 45
Dated as of April 22, 1998

      5.16 Claim Amendment and Late Claims. No filed or scheduled Claim can be amended upwards after the Bankruptcy Court's approval of the Disclosure Statement without the written consent of the Trustee, and any such attempt to so amend a Claim shall be null and void. No Late Claims or additional Claims of any kind whatsoever may be filed after the commencement of the Confirmation Hearing, and any such attempt to do so shall be null and void. No Late Claims shall be Allowed for any reason unless such Late Claims are listed as Disputed on the Exhibits attached hereto in which event such Late Claims shall be Allowed only if so ordered by the Bankruptcy Court. No reserves shall be created or held for unlisted Late Claims. This Plan shall not alter, amend or affect the effectiveness of the Bankruptcy Court's previously entered "Order Establishing a Supplementary Claims Bar Date" dated September 10, 1996 and entered on September 11, 1996.

      5.17 Effectuating Documents; Further Transactions. The Trustee shall be authorized to execute, deliver, file, or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan, and shall be authorized to certify or attest to any of the foregoing actions, without further notice, hearing or order.

      5.18 Corporate Action. All matters provided for under this Plan and under the Plan Documents involving the corporate structure of the Debtor or the Reorganized Debtor or corporate action to be taken by, or required of the Trustee, the Debtor, or the Reorganized Debtor (including all previous post-petition actions taken by the Debtor or the Trustee) shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 46
Dated as of April 22, 1998
without any requirement for further action by the stockholders or directors of the Debtor or the Reorganized Debtor.

      5.19 Time Bar to Cash Payments. Checks issued by the Trustee, the Reorganized Debtor or by a disbursing agent in respect of Allowed Claims shall be null and void if not cashed within ninety (90) days of the date of issuance thereof. Any amounts paid to a disbursing agent in respect of such a check shall be promptly returned to the Trustee by such disbursing agent upon the written request of the Trustee. Requests for reissuance of any check shall be made in writing directly to the Trustee by the holder of the Allowed Claim with respect to which such check originally was issued. Any claim in respect of such a voided check shall be made on or before the later of a) two (2) years after the Effective Date or b) ninety days after the date of issuance of such check. After such date, all claims under the Plan in respect of void checks shall be discharged and forever barred. After the Distribution Date, no interest shall accrue on any Claim (including any Claim which is entitled pursuant to this Plan to a Cash payment), regardless of any post-Distribution Date interest actually earned by the Trustee or the Reorganized Debtor on any funds which will be used to pay such Claim.


                                  ARTICLE VI
                         EFFECTS OF PLAN CONFIRMATION

      6.1 Debtor Actions. Except for those Debtor Actions which may be compromised and settled pursuant to this Plan, the Debtor Actions shall be preserved and retained by the Reorganized Debtor for enforcement subsequent to the Confirmation of this Plan, and on the Effective Date, such actions shall be assigned to and be vested in the Reorganized Debtor, as a "representative" of the Estate, appointed by the Bankruptcy Court for such purposes within the meaning of ss. 1123(b)(3)(B)

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 47
Dated as of April 22, 1998
of the Bankruptcy Code. Such Debtor Actions shall be so vested free and clear of all liens, security interests and other claims or causes of action.

      6.2 Discharge and Release of Claims. Except as otherwise provided in this Plan, the entry of the Confirmation Order, as of the Effective Date, will act as a full and complete discharge of all Claims against the Debtor, the Estate, the Reorganized Debtor, current management, the Trustee and his Professionals of any nature whatsoever that arose, or has been asserted against, the Debtor or Estate at any time before the entry of the Confirmation Order or that arises from any pre- Confirmation conduct of the Debtor or the Estate whether or not the Claim is known to or knowable by the Claimant or Interestholder. The discharge will become effective as to each Claim, whether or not the Claim constituted an Allowed Claim, whether or not the holder of the Claim voted to accept this Plan and whether or not the Claim was classified or treated in this Plan. The Confirmation Order shall be a judicial determination of discharge of all Claims against or liabilities of the Debtor and the Estate, and all successors thereto. In addition, the Confirmation Order will operate as a general adjudication with prejudice, as of the Effective Date, of all pending legal proceedings against the Debtor or the Estate and its assets and properties as well as any proceedings not yet instituted against the Debtor or the Estate or its assets and properties, except as otherwise provided in this Plan. Pursuant to ss. 524 of the Bankruptcy Code, the discharge herein provided shall operate as an injunction against the prosecution of any Claim so discharged. This Plan shall not alter, amend or affect the effectiveness of the Bankruptcy Court's previously entered "Order Establishing a Supplementary Claims Bar Date" dated September 10, 1996 and entered on September 11, 1996.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 48
Dated as of April 22, 1998

      6.3 No Liability for Tax Claims. Except for the Allowed Priority Tax Claims, no federal, state, local or foreign taxing entity or authority shall have any Allowed Claim of any kind against the Debtor, the Estate, the Trustee or the Reorganized Debtor for taxes, penalties or interest, if any, for any filed or amended income tax return or franchise tax return which was filed by Bonneville Pacific Corporation, the Debtor or the Estate (such returns having been filed on a consolidated basis) any time on or before sixty (60) days prior to the Effective Date. Section 505 of the Bankruptcy Code shall continue to be applicable for tax matters relating to the Debtor or the Reorganized Debtor for all tax periods during the Reorganization Case and during the consummation of this Plan.

      6.4 Revesting. Except as otherwise expressly provided in this Plan (e.g., Disputed Claim Reserves, Cash retained by the Trustee in order to make distributions pursuant to this Plan, etc.), on the Effective Date, the Reorganized Debtor will be vested with all of the assets and property of its Estate, free and clear of all claims, liens, encumbrances, charges, and other interests of Claimants or Interestholders, and may operate its business free of any restrictions imposed by the Bankruptcy Code or by the Bankruptcy Court. Such assets and property of the Estate include any and all rights of the Debtor or the Trustee which were granted by various Persons in settlement agreements which were approved by the Bankruptcy Court, such settlements having resolved litigation (or threatened litigation) initiated by the Trustee on behalf of the Estate, including but not limited to settlements

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 49
Dated as of April 22, 1998
reached in that certain litigation entitled Segal v. Portland General, et al., United States District Court for the District of Utah, Case No. 92C-364J, and severed cases related thereto.

     6.5 Permanent Injunction. Except as otherwise expressly provided in this Plan, all Persons who have held, hold or may hold Claims or Interests are permanently enjoined on and after the Confirmation Date from: a) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Interest against the Debtor, the Estate, the Reorganized Debtor, the Trustee, the Trustee's Professionals, Affiliates, Subsidiaries, or any of their respective officers, directors, employees with respect to any such Claim or Interest; b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree, or order against the Estate, the Debtor, the Reorganized Debtor, the Trustee, the Trustee's Professionals, Affiliates, Subsidiaries, or any of their respective officers, directors, employees with respect to any such Claim or Interest; c) creating, perfecting or enforcing any encumbrance of any kind against the Estate, the Debtor, the Reorganized Debtor, the Trustee, the Trustee's Professionals, Affiliates, Subsidiaries, or any of their respective officers, directors, employees or against the property of the Debtor, the Estate, the Reorganized Debtor, the Trustee, the Trustee's Professionals, Affiliates, Subsidiaries, or any of their respective officers, directors, employees with respect to any such Claim or Interest; d) asserting any setoff, right of subrogation, or recoupment of any kind against any obligation due the Debtor, the Estate, the Reorganized Debtor, the Trustee, the Trustee's Professionals, Affiliates, Subsidiaries, or any of their respective officers, directors, employees or against the property of the Debtor, the Estate, the Reorganized Debtor, the Trustee,

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 50
Dated as of April 22, 1998
the Trustee's Professionals, Affiliates, Subsidiaries, or any of their respective officers, directors, employees with respect to any such Claim or Interest; and e) any act, in any manner, in any place whatsoever, that does not conform to, or comply with, the provisions of this Plan or the Plan Documents; provided, however, that such permanent injunction shall not impair the rights of the Reorganized Debtor to prosecute any Debtor Action. Further, this Plan shall not alter, amend or affect the effectiveness of the Bankruptcy Court's previously entered "Order Establishing a Supplementary Claims Bar Date" dated September 10, 1996 and entered on September 11, 1996.

      6.6 Disallowed Claims . The filing of this Plan and its submission to Claimants holding all Claims against the Estate shall constitute an objection to all Claims that are not Allowed as set forth in this Plan. On and after the Effective Date, the Debtor and the Estate will be fully and finally discharged of any obligation on a Disallowed Claim, and any order or judgment creating a Disallowed Claim which is not a Final Order as of the Effective Date solely because of a Person's right to move for reconsideration of such Order or judgment pursuant to ss.ss. 502(e)(2) and/or 502(j) of the Bankruptcy Code and Bankruptcy Rule 3008 shall nevertheless become and be deemed a Final Order on the Effective Date. The Confirmation Order, except as otherwise expressly provided in this Plan, shall constitute a Final Order disallowing all Claims to the extent such Claims are not Allowed as set forth in this Plan or are not expressly designated as Disputed Claims in this Plan, including, but not limited to, disallowing all time-barred Claims, Claims for unmatured interest and any Claims for penalties or punitive damages.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 51
Dated as of April 22, 1998

                                  ARTICLE VII
             TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

      7.1 Rejection of Executory Contracts. This Plan constitutes and incorporates a motion by the Trustee, pursuant to ss. 365 of the Bankruptcy Code, to reject any and all executory contracts and unexpired leases of the Debtor, except: a) those which, before the Confirmation Date, have been rejected or assumed pursuant to an Order of the Bankruptcy Court or be the subject of pending motions by the Trustee to reject or assume pursuant to ss. 365 of the Bankruptcy Code; b) those executory contracts and unexpired leases specifically designated on the schedule attached as Exhibit "J" hereto which are to be assumed, or assumed and assigned where applicable, by the Trustee (which list may be further amended or supplemented prior to the Confirmation of this Plan); and c) those which are specifically treated otherwise in this Plan. Executory contracts (in addition to those which appear on Exhibit "K", if any) which are hereby expressly assumed in this Plan by the Debtor (and assigned to the Reorganized Debtor) are: 1) the "Office Building Lease" agreement between KTR/Dorn, LLC as successor in interest to 50 West Broadway Associates as landlord and Bonneville Pacific Corporation as tenant, dated February 14, 1996, and any extensions thereof, concerning the Debtor's lease of its Salt Lake office space; 2) the 1992 Legal Representation Agreement between the Trustee and the law firm of Beus, Gilbert & Morrill; and 3) those contracts in any way related to a) the NCA # 1 power project located near Las Vegas, Nevada (including the Debtor's guarantee of the tax exempt financing relating to such project); b) Bonneville Pacific Services Company, Inc.; c) Bonneville Fuels Corporation or its affiliates or subsidiaries; and d) the Kyocera power project located near San Diego, California. All of the aforesaid executory contracts expressly assumed in

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 52
Dated as of April 22, 1998
the Plan are current and, therefore, there are no defaults to be cured. The Trustee on behalf of the Debtor hereby expressly rejects any and all prepetition contracts related to stock options (relating to the Existing Common Stock) previously granted to the Debtor's officers, directors or employees or to any other Person.

      7.2 Damages Upon Rejection. The Bankruptcy Court shall determine the dollar amount, if any, of the Claim of any Claimant seeking damages by reason of the rejection of any such executory contract or unexpired lease; provided such Claimant files a Proof of Claim in the Bankruptcy Court before thirty (30) calendar days following the Confirmation Date; if no proof of claim is timely filed then the Claimant will have no Claim of any kind against the Estate, the Debtor or the Reorganized Debtor and shall have no claim of any kind under the Plan. To the extent such damages are finally Allowed by the Bankruptcy Court, such Claimants shall thereafter become Claimants holding Class 3 Claims, and shall receive distributions as Claimants holding Allowed Claims in such Class pursuant to this Plan. This Plan shall constitute notice to Persons who may assert a Claim for damages for the rejection of an executory contract or unexpired lease by reason of this Article 7 of this Plan of the bar date for filing a Proof of Claim in connection therewith; provided, however, that the Trustee shall have no obligation to notify such Persons that the Confirmation Date has occurred.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 53
Dated as of April 22, 1998

                                 ARTICLE VIII
                           RETENTION OF JURISDICTION

      8.1 Jurisdiction. The Bankruptcy Court shall retain the fullest and most extensive subject matter jurisdiction permissible, including that necessary to ensure that the purposes and intent of this Plan are carried out, and to hear and determine all Claims provided for in this Plan and all Claims that were or could have been brought against the Estate, the Debtor or the Reorganized Debtor. Except as otherwise provided in this Plan, the Bankruptcy Court shall retain subject matter jurisdiction to the fullest extent permitted by law to hear and determine all Claims against the Debtor or the Estate and to adjudicate and enforce the Debtor Actions and all other causes of action which may exist on behalf of the Debtor or the Reorganized Debtor. Such subject-matter jurisdiction shall continue even if a final decree has been entered by the Bankruptcy Court. Nothing herein contained shall prevent the Reorganized Debtor from taking such action as may be necessary in the enforcement of any Debtor Action or other cause of action which may exist on behalf of the Estate or the Debtor and which may not have been enforced or prosecuted by the Debtor or the Trustee, which Debtor Action or other causes of action shall survive Confirmation and consummation of this Plan and shall not be affected thereby except as specifically provided herein.

      8.2 General Retention. Following the Confirmation of this Plan, the Bankruptcy Court shall further retain subject matter jurisdiction for the purpose of classification of any Claim of any Claimant and the re-examination of Claims which have been Allowed for purposes of voting, and the determination of such objections as may be filed with the Bankruptcy Court against any Claim of any Claimant. The failure by the Trustee to object to, or examine, any Claim for the purposes of

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 54
Dated as of April 22, 1998
voting, shall not be deemed a waiver of the right of the Trustee to object to, or re-examine, or reconsider, such Claim, in whole or part.

      8.3 Specific Purposes. In addition to the foregoing, the Bankruptcy Court shall, without limitation, retain subject-matter jurisdiction (and exclusive jurisdiction where applicable) for the following specific purposes after the Confirmation of this Plan:

            (a) to modify this Plan or any of the Plan Documents after Confirmation pursuant to the Bankruptcy Rules and the Bankruptcy Code;

            (b) to assure the performance by the Trustee, the Reorganized Debtor or the Indenture Trustee of their obligations to make distributions under this Plan and the Plan Documents;

            (c) to enforce and interpret the discharge, the terms and conditions of this Plan, the Plan Documents and the Confirmation Order;

            (d) to enter such Orders, including injunctions, as are necessary to enforce the title, rights, and powers of the Trustee or the Reorganized Debtor, including, without limitation, Orders authorizing or directing amendments to the articles of incorporation and bylaws of the Reorganized Debtor and Orders authorizing or directing amendments, extensions or waivers of the terms of the Plan Documents, and to impose such limitations, restrictions, terms, and conditions on such title, rights, and powers as the Bankruptcy Court may deem necessary;

            (e)   to enter an Order closing the Reorganization Case;

            (f) to enter such Orders as may be necessary to facilitate and effect the liquidation and disposition by the Reorganized Debtor of any of the Reorganized Debtor's Assets;

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 55
Dated as of April 22, 1998

            (g) to correct any defect, cure any omission, or reconcile any inconsistency in this Plan, the Plan Documents, or the Confirmation Order as may be necessary to carry out the purposes and intent of this Plan, including the adjustment of the date(s) of performance under this Plan, the Plan Documents, and any other documents related thereto in the event the Effective Date does not occur as provided herein, so that the intended effect of this Plan, the Plan Documents, and such other documents may be substantially realized thereby;

            (h) to decide issues concerning federal, state or local tax reporting, withholding and payment matters which arise in connection with the Confirmation or consummation of this Plan or arise for any tax period on or before the Effective Date (with ss. 505 of the Bankruptcy Code to be applicable);

            (i)  to  hear  and  determine   all  Debtor   Actions  and  collect,
compromise, discharge, and/or release all Debtor Action Recoveries and grant such other relief as may be appropriate thereto;

            (j) to hear and approve all professional fees, including those of the Indenture Trustee unless otherwise provided in the Plan;

            (k) to hear and determine any causes of action arising during the period from the Petition Date through the consummation of this Plan or in any way related to this Plan or the transactions contemplated hereby against the Debtor, the Estate, the Reorganized Debtor, the Trustee, the Trustee's Professionals, Affiliates, Subsidiaries, and their respective officers, directors, shareholders, members, attorneys, financial advisors, representatives, and agents;

            (l) to determine any and all issues concerning the rejection, assumption or

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 56
Dated as of April 22, 1998
     assignment of executory contracts or unexpired leases and the allowance of any Claim resulting therefrom;

            (m) to determine such other matters and for such other purposes as may be provided in the Confirmation Order;

            (n) to consider and act on the compromise and settlement of any Claim against or Interest in the Debtor or its Estate as set forth in this Plan;

            (o) to determine all questions and disputes regarding title to the assets of the Debtor, its Estate or the Reorganized Debtor;

            (p) to construe, enforce and resolve all questions and disputes relating to employment agreements of the Debtor, if any, existing or approved by the Bankruptcy Court at or before Confirmation;

            (q) to determine all matters relating to or affecting the administration of the Estate, the adjustment of the relationship between the Claimants and the Debtor or the Reorganized Debtor, and the Existing and Plan Common Stock;

            (r) to construe, resolve or enforce all settlement agreements entered into by the Trustee which were approved by the Bankruptcy Court; and

            (s) to reopen the case for cause.

      8.4 Venue. Venue for all matters relating to the Plan and the Plan Documents, Claims, Interests, the Debtor, the Reorganized Debtor, the Trustee, the Estate, the Debtor Actions, and for all matters for which exclusive jurisdiction is retained by the Bankruptcy Court under this Plan shall

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 57
Dated as of April 22, 1998
be in the  District of Utah, Central Division.


                                  ARTICLE IX
            CONDITIONS PRECEDENT TO CONFIRMATION AND EFFECTIVE DATE

      9.1 Conditions to Confirmation. Confirmation of this Plan shall not occur unless each of the following conditions precedent has occurred:

            (a) Disclosure Statement. The Bankruptcy Court shall have approved the Disclosure Statement.

            (b)  Confirmation   Order.  The  Confirmation  Order,  in  form  and
substance acceptable to the Trustee, shall have been entered by the Bankruptcy Court.

      9.2 Conditions to Effective Date. Notwithstanding any other provision of this Plan or the Confirmation Order, the Effective Date of this Plan shall not occur unless and until each of the following conditions precedent has occurred:

            (a) Confirmation Order. The Confirmation Order shall have been entered by the Bankruptcy Court for at least ten (10) days and the operation or effectiveness of that order has not been stayed.

            (b) Corporate Documents. The Reorganized Debtor Corporate Documents and the other applicable corporate documents necessary or appropriate to the implementation of this Plan (in the sole discretion of the Trustee) shall have been executed, delivered, and, where applicable, filed with the appropriate governmental authorities.


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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 58
Dated as of April 22, 1998

            (c) United States Trustee's Fees. The Allowed fees of the United States Trustee then owing by the Debtor, including those pursuant to 28 U.S.C. ss. 1930(c)(6), shall have been paid in full.

            (d) IRS Ruling. The Trustee shall have obtained, in his sole discretion, a private letter ruling (or rulings) from the IRS, satisfactory to the Trustee with respect to such federal income tax issues as may be necessary or appropriate to implement this Plan.

            (e) Trustee's Notice. The Trustee has filed with the Bankruptcy Court a notice that he is prepared for the Plan to become effective.

      9.3 Annullment of Confirmation Order. Notwithstanding any other provision of this Plan or the Confirmation Order, this Plan shall not be binding on any party-in-interest unless and until each of the foregoing conditions to Confirmation and the Effective Date have occurred pursuant to Article 9.2 of this Plan, and the Confirmation Order shall be deemed annulled when the Trustee files with the Bankruptcy Court a pleading notifying the Court and parties-in-interest that a condition to the Effective Date has not occurred.


                                   ARTICLE X
                        ACCEPTANCE OR REJECTION OF PLAN

      10.1 Classes Entitled to Vote. Each impaired Class of Claims (i.e., Classes 5, 6, 7, 8, 9 and 10) shall be entitled to vote separately to accept or reject this Plan. Any unimpaired Class of Claims or Interests (i.e., Classes 1, 2, 3, 4 and 11), and each holder of a Claim or Interest in such Class, are conclusively presumed to have accepted the Plan. If a dispute arises as to whether a Claim or Interest or any Class of Claims or Interests is impaired under this Plan, the Bankruptcy Court

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 59
Dated as of April 22, 1998
shall, at or prior to the Confirmation Hearing, determine such dispute. Nothing contained in this Plan shall in any way limit the right of the Trustee to request the Bankruptcy Court to designate, pursuant to ss. 1126(e) of the Bankruptcy Code, any Claimant as an entity whose acceptance or rejection of this Plan was not in good faith or was not solicited or procured in good faith or in accordance with the provisions of Chapter 11 of the Bankruptcy Code.

      10.2 Class Acceptance Requirement. An impaired Class of Claims shall have accepted this Plan if it is accepted by at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the Allowed Claims of such Class. If an impaired Claimant fails to vote, then the Claimant may be deemed to have accepted the Plan and also may be deemed to have voted to accept the Plan.

      10.3 Cramdown. If any impaired Class of Claims fails to accept this Plan by the requisite majority or if the Bankruptcy Court determines that one or more of the unimpaired Classes is in fact impaired (in which event such Class or Classes may be deemed to have failed to accept this Plan), then the Trustee reserves the right to request that the Bankruptcy Court confirm this Plan in accordance with ss. 1129(b) of the Bankruptcy Code.


                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

      11.1 Revocation of Plan. The Trustee reserves the right in his sole and absolute discretion to revoke and withdraw this Plan at any time before the Effective Date. If the Trustee revokes or withdraws this Plan, or if the Effective Date for this Plan does not occur, then this Plan shall be deemed null and void and nothing contained herein or in any pleading related in any way to the Plan, including the Disclosure Statement, shall be deemed to constitute a waiver or release of any Claims

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 60
Dated as of April 22, 1998
by or against the Estate, or any other Person, or to prejudice in any manner or to be used against the Trustee, the Debtor or the Estate in any proceedings of any kind involving the Trustee, the Estate or the Debtor.

      11.2 Headings. Headings are utilized in this Plan for convenience and reference only, and shall not constitute a part of this Plan for any other purpose.

      11.3 Due Authorization by Claimants. In making the distributions required by this Plan, the Trustee may rely for all purposes on the records of the Clerk of the Bankruptcy Court as to whether a Claim has been transferred in strict compliance with Rule 3001(e) of the Bankruptcy Rules. Each and every Claimant who participates in the distributions provided for herein warrants to the Trustee, the Debtor, the Estate and the Reorganized Debtor that such Claimant is authorized to receive and accept, in consideration of its Claim against the Debtor or the Estate, the distributions provided for in this Plan, and that there are no executory or consummated commitments, agreements, assignments, or understandings, express or implied, that may or can in any way defeat or modify the rights conveyed, or obligations undertaken, by such Claimant under this Plan. By accepting any distribution provided for by the Plan, the Claimant is representing and warranting to the Trustee, the Estate, the Debtor and the Reorganized Debtor that the Claimant is legally entitled to the distribution and the Claimant has not sold, conveyed, transferred or assigned its rights to the distribution to another Person. Breach of this warranty by the Claimant will result in the Claimant being liable to the Trustee, the Estate, the Debtor or the Reorganized Debtor, as the case may be, for all damages directly or indirectly caused by such breach. If the Claimant has transferred or assigned its Claim

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 61
Dated as of April 22, 1998
but the Claimant nonetheless received a distribution under this Plan, then the assignor shall immediately transfer the distribution to the assignee; however, if the assignor fails to so transfer such distribution, the assignee of the Claimant or Interestholder shall possess no claim, cause of action or recourse of any kind whatsoever against the Estate, the Trustee, the Debtor or the Reorganized Debtor (or their respective agents) and the assignees' sole and exclusive remedy and recourse shall be against the assignor of the Claim who actually received the distribution. If, at the Distribution Date, the Trustee has not been able to ascertain to his satisfaction who is the Person entitled to a distribution as set forth in this Plan, then the Trustee may a) refrain from making such distribution until such time as the Trustee is satisfied as to which Person is entitled to the distribution or b) file an interpleader action with the Bankruptcy Court so that the various Claimants to the subject distribution can adjudicate their respective Claims; in an interpleader action, the prevailing Person shall pay the Trustee's (and his Professionals') reasonable fees and costs incurred in connection with the interpleader action.

      11.4 Payment or Distribution Dates. Whenever any payment or distribution to be made under this Plan shall be due on a day other than a Business Day, such payment or distribution shall, instead, be made, without interest, on the next Business Day thereafter.

     11.5 Modification of Payment Terms. The Trustee reserves the right to modify the treatment of any Allowed Claim, as provided in ss. 1123(a)(4) of the Bankruptcy Code, at any time

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 62
Dated as of April 22, 1998
after the Effective Date upon the consent of the Claimant whose Allowed Claim treatment is being modified.

      11.6 Entire Agreement. This Plan and the Exhibits hereto, along with the Confirmation Order, sets forth the entire agreement and understanding among the parties hereto relating to the subject matter hereof and supersedes all prior discussions and documents. No party hereto shall be bound by any terms, conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof, other than as expressly provided for in the documents referred to in the preceding sentence or as may hereafter be agreed to by the parties in writing. Provided, however, nothing contained herein shall in any way alter, amend or affect any Bankruptcy Court approved settlement agreement between the Trustee and any Person.

      11.7 Administrative Claims Bar Date. Except as otherwise expressly provided in this Plan or unless otherwise ordered by the Bankruptcy Court, the Confirmation Order will operate to set a bar date for Administrative Claims, including but not limited to claims for "substantial contribution" pursuant to ss. 503(b) of the Bankruptcy Code (but see Article 4.3(d) of this Plan), for all Administrative Claims not previously barred, which bar date shall be sixty (60) days after the Effective Date. Neither the Debtor, the Estate, the Reorganized Debtor nor the Trustee shall have any obligation to notify any potential Administrative Claim Claimant that the Effective Date has occurred. Except as otherwise expressly provided in this Plan, Claimants holding any Administrative Claims against the Estate not paid on the Effective Date must file with the Bankruptcy Court a request for payment or a verified fee and cost applications on or before such bar

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 63
Dated as of April 22, 1998
date. If such requests or applications have not been timely filed, such Claims will be disallowed, discharged and forever barred and such Claimants shall have no claims of any kind under this Plan. Provided, however, this Plan shall not alter, amend or affect the effectiveness of the Bankruptcy Court's previously entered "Order Establishing a Supplementary Claims Bar Date" dated September 10, 1996 and entered on September 11, 1996.

      11.8 Post-Effective Date Fees of the Trustee or the Trustee's Professionals. After the Effective Date the Bankruptcy Court may enter an order pursuant to ss. 330 of the Bankruptcy Code approving as final fees and costs (as contrasted to interim fees and costs) all fees and costs paid or authorized to be paid to the Trustee or the Trustee's Professionals from the Petition Date to the Effective Date. For periods after the Effective Date, the Trustee and his Professionals a) shall perform their respective obligations as set forth in this Plan and b) may provide other services to the Reorganized Debtor as requested by the Reorganized Debtor. After the Effective Date the Trustee may seek compensation from the Reorganized Debtor for post Effective Date services rendered by the Trustee in connection with this Plan at the usual hourly rate then charged by him. Invoices for fees and costs for the Trustee or his Professionals for periods after the Effective Date may be submitted by the Trustee or his Professionals to the Reorganized Debtor every thirty (30) days; copies of such invoices shall also be filed with the Bankruptcy Court and served upon the United States Trustee and all other parties-in-interest who have filed after the Confirmation Hearing a notice with the Bankruptcy Court (and served a copy on both the Trustee and his general counsel) specifically requesting a copy of such invoices. If no such notified party-in-interest objects in

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 64
Dated as of April 22, 1998
writing to such invoices within fifteen (15) days after the filing and mailing of the copies of the invoices, then the Reorganized Debtor shall promptly pay such invoices. If any party-in-interest, including the Reorganized Debtor, timely objects to paying all or part of such invoices, then upon fifteen (15) days notice by mail to the objecting party the Trustee or his Professionals may schedule a hearing before the Bankruptcy Court concerning the payment of the invoice(s) and the Bankruptcy Court shall then determine what portion of the invoice(s), if any, shall be paid by the Reorganized Debtor. After the Effective Date the Reorganized Debtor may retain and pay professionals (other than the Trustee and his Professionals) without Bankruptcy Court approval.

      11.9 Confirmation Order. In addition to the requirements set forth in this Plan, the Confirmation Order may also ratify all actions taken by the Debtor, the Estate and the Trustee during the period commencing on the Appointment Date and ending on the Effective Date.

      11.10 Dissolution of the Official Committees. Unless otherwise provided in the Confirmation Order or as subsequently ordered by the Bankruptcy Court, on the Effective Date, all statutory creditors' or equity holders' committees appointed in the Reorganization Case, if any, will be dissolved and the members thereof released and discharged of and from all further authority, duties, responsibilities, and obligations related to, or arising from, the Reorganization Case.

      11.11 Discharge of the Trustee. Following substantial consummation of the Plan and upon motion by the Trustee, the Bankruptcy Court may enter an order releasing and discharging the Trustee from any and all further authority, duties, responsibilities and obligations related to, or arising from, the Reorganization Case or this Plan. After the Effective Date, the Trustee shall have

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 65
Dated as of April 22, 1998
no further obligation to post fidelity or other bonds unless otherwise directed by the Bankruptcy Court. After the Effective Date, neither the Trustee nor the Reorganized Debtor shall be required to file monthly financial statements with the Bankruptcy Court.

      11.12 Governing Law. Except to the extent that Federal law (including, without limitation, the Bankruptcy Code and the Bankruptcy Rules) is applicable, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Utah, without giving effect to the principles of conflicts of law thereof.

      11.13 Severability. Should the Bankruptcy Court determine, prior to the Confirmation Date, that any provision in this Plan is either illegal on its face or illegal as applied to any Claim or Interest, such provision shall be unenforceable either as to all Claimants holding Claims or Interestholders holding Interests or as to the Claimant or Interestholder holding such Claim or Interest as to which the provision is illegal, respectively. Such a determination of unenforceability shall in no way limit or affect the enforceability and operative effect of any other provision of this Plan unless the Trustee concludes, in his sole and absolute discretion, that the determination of unenforceability changes the economics of the Plan in a manner he does not support in which case the Trustee may amend or revoke the Plan.

      11.14 Time. In computing any period of time prescribed or allowed by this Plan, the day of the act, event, or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is not a Business Day, in which event the period runs until the end of the next day which is a Business Day. When the

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 66
Dated as of April 22, 1998
period of time prescribed or allowed is less than eleven (11) days, intermediate days that are not Business Days shall be excluded in the computation.

      11.15 No Interest. Except as expressly stated in this Plan, no interest, penalty or late charge, fees or costs arising or accruing after the Petition Date are to be allowed on any Claim.

      11.16 No Attorneys' Fees. No attorneys' fees shall be paid with respect to any Claim (except an Allowed Administrative Claim for attorneys' fees) or Interest except as specified herein or as Allowed by a Final Order of the Bankruptcy Court.

      11.17 Addresses for Distributions to Claimants Holding Allowed Claims. Unless otherwise provided in this Plan, the Plan Documents, or a Final Order of the Bankruptcy Court, distributions and payments to be made under this Plan shall be made by first class United States mail, postage pre-paid to: a) the latest mailing address set forth in a Proof of Claim timely filed with the Bankruptcy Court by or on behalf of such Claimant; b) if no such Proof of Claim has been timely filed, then the mailing address set forth in the Schedules, as amended; or c) such other address as the Claimant has, in writing, given to the Trustee. Neither the Trustee, his Professionals nor the Reorganized Debtor shall be required to make any other effort to locate or ascertain the address of the holder of any Claim.

     11.18 Consent to Jurisdiction. The Reorganized Debtor and each of the Claimants or Interestholders who are entitled to receive distributions or retain the Existing Common Stock pursuant to the terms of this Plan consent to the jurisdiction of Bankruptcy Court, or any successor thereto, and agrees that it shall be the preferred forum for all proceedings relating to this Plan. By

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 67
Dated as of April 22, 1998
accepting any distribution under the Plan or retaining the Existing Common Stock, each Claimant or Interestholder (or their respective assignee) consents to the jurisdiction and venue of the Bankruptcy Court for all matters concerning this Plan and the distributions hereunder, all matters set forth in Article VIII herein, and enforcement by the Trustee, the Debtor or the Reorganized Debtor of their respective rights set forth in Article 11.3 of this Plan, and agrees that the Bankruptcy Court shall be the preferred forum for all proceedings related to such matters.

      11.19 Setoffs. Subject to the limitations provided in ss. 553 of the Bankruptcy Code, the Trustee may, but shall not be required to, set off against any Claim or Interest and the payments or other distributions to be made pursuant to this Plan in respect of such Claim , claims of any nature whatsoever the Estate, the Debtor or Reorganized Debtor may have against the Claimant or Interestholder holding such Claim or Interest, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Trustee of any asserted or unasserted claim that the Debtor or the Estate may have against such Claimant or Interestholder. This provision does not alter, amend or affect ss. 502(d) of the Bankruptcy Code as it may be applicable to this Plan, any Claim to be paid pursuant to this Plan, or any claim arising pursuant to this Plan.

      11.20 Debtor's Business Records and Other Documents. After the Effective Date the Trustee or the Reorganized Debtor may dispose of (destroy) such prepetition or post-petition business records or other documents of the Estate, the Debtor or the Debtor's Affiliates as the Trustee or the Reorganized Debtor, in their sole business judgment, deem appropriate without further notice.

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 68
Dated as of April 22, 1998

      11.21 ERISA Compliance. The Trustee, the Estate, the Debtor and the Reorganized Debtor may take all appropriate actions, including the expenditure of Cash, to comply with all of the Debtor's, the Estate's, the Reorganized Debtor's or their respective Affiliates' legal requirements mandated by ERISA or similar state or federal laws including, but not limited to, matters related to the Debtor's (and its Affiliates') Section 401(K) plan and the Debtor's (and its Affiliates') ESOP plan.

      11.22 Claim Estimation. The Bankruptcy Court may estimate a Disputed Claim for purposes of distribution under this Plan or for any other purpose pursuant to, inter alia, ss. 502(c) of the Bankruptcy Code.

      11.23 Motion to Estimate Claims or Approve Settlements. To the extent this Plan proposes to Estimate or settle Claims (including Claims objected to in this Plan by the Trustee), e.g., see Article IV of this Plan, then this Plan constitutes and incorporates a motion (or motions) by the Trustee to so Estimate Claims or approve the settlement of Claims, all as set forth in this Plan. The Confirmation Order may provide for i) such Estimation of Claims, ii) sustaining the Trustee's objection to Claims, and/or iii) approving the settlement of Claims, as set forth in this Plan.

      11.24 Successors and Assigns. The rights, duties and obligations of any Person named or referred to in this Plan shall be binding upon, and shall inure to the benefit of, the successors and assigns of such Person.


                                  ARTICLE XII
                             MODIFICATION OF PLAN

      The Trustee may modify this Plan under ss. 1127 of the Bankruptcy Code at any time prior

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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 69
Dated as of April 22, 1998
to the Confirmation Date. After the Confirmation Date, the Trustee may remedy any defects or omissions or reconcile any inconsistencies in this Plan, in the Plan Documents, or the Confirmation Order or any other Order entered for the purpose of implementing this Plan in such manner as may be necessary to carry out the purposes and intent of this Plan so long as the interests of Claimants or Interestholders are not materially and adversely affected.

      DATED this 22nd day of April, 1998.


                              /s/ Roger C. Segal
                              -------------------------------------
                              ROGER G. SEGAL, Chapter 11 Trustee
                              for the Estate of Bonneville Pacific Corporation



COHNE, RAPPAPORT & SEGAL, P.C.


/s/ Vernon L. Hopkinson
------------------------------
Vernon L. Hopkinson
General Counsel for the Trustee


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Chapter 11 Plan for Bonneville Pacific Corporation                     Page 70
Dated as of April 22, 1998